                                                                   Exhibit 10.10

                                    NET LEASE


                                     BETWEEN


                         ORIX SEARLES SANTA ANA VENTURE,




                                    LANDLORD



                                       AND



                            COLLECTORS UNIVERSE INC.



                                     TENANT





                                DATED: JUNE, 1999



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
                                TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                                  ----
ARTICLE I    PREMISES............................................................................................   1

Section 1.1       Demise.........................................................................................   1
Section 1.2       Definitions....................................................................................   1
Section 1.3       Determination of Premises Area.................................................................   1

ARTICLE II  TERM.................................................................................................   1

Section 2.1       Term of Lease..................................................................................   1
Section 2.2       Commencement Date..............................................................................   2
Section 2.3       Early Access...................................................................................   2

ARTICLE III  CONSTRUCTION OF IMPROVEMENTS........................................................................   2

Section 3.1       Construction of Improvements...................................................................   2
Section 3.2       Construction Schedule..........................................................................   2
Section 3.3       Substitution of Materials......................................................................   3
Section 3.4       Completion Date................................................................................   3
Section 3.5       Punch List.....................................................................................   3
Section 3.6       Tenant Improvements............................................................................   3
Section 3.7       Contractors' Warranty..........................................................................   3
Section 3.8       Permitted Delay................................................................................   3
Section 3.9       Tenant Delay...................................................................................   4
Section 3.10      Design of Lobby................................................................................   4
Section 3.11      Authorized Representatives.....................................................................   4

ARTICLE IV RENT..................................................................................................   4

Section 4.1       Base Rent......................................................................................   4
Section 4.2       Rental Commencement............................................................................   4
Section 4.3       Additional Rent................................................................................   5
Section 4.4       Delinquent Payments............................................................................   5

ARTICLE V  USE OF PREMISES.......................................................................................   5

Section 5.1       Permitted Use..................................................................................   5
Section 5.2       Acceptance of Premises.........................................................................   5

ARTICLE VI RENT ADJUSTMENTS......................................................................................   6

Section 6.1       Obligation to Pay Rent Adjustments.............................................................   6
Section 6.2       Definitions....................................................................................   6
Section 6.3       Computation of Rent Adjustments................................................................   8
Section 6.4       Payments of Rent Adjustments; Projections......................................................   8
Section 6.5       Readjustments..................................................................................   9
Section 6.6       Books and Records.............................................................................   10
Section 6.7       Audit Procedures..............................................................................   10
Section 6.8       Proration and Survival........................................................................   10
Section 6.9       No Decrease in Base Rent......................................................................   11
Section 6.10      Additional Rent...............................................................................   11
Section 6.11      Contest of Taxes..............................................................................   11

ARTICLE VII INSURANCE...........................................................................................   11

Section 7.1       Landlord's Insurance Obligation...............................................................   11
Section 7.2       Tenant's Insurance Obligation.................................................................   11
Section 7.3       Waiver of Subrogation.........................................................................   12
Section 7.4       Copies of Policies............................................................................   12

ARTICLE VIII UTILITIES..........................................................................................   12

Section 8.1       Payment of Utilities..........................................................................   12

ARTICLE IX  MAINTENANCE AND OPERATION...........................................................................   12

Section 9.1       Tenant's Maintenance..........................................................................   12


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
Section 9.2       Prohibition Against Waste.....................................................................   12
Section 9.3       Landlord's Maintenance and Operation..........................................................   12
Section 9.4       24 Hour Operation.............................................................................   13
Section 9.5       Rules and Regulations.........................................................................   13
Section 9.6       Rights Reserved to Landlord...................................................................   13

ARTICLE X  COMPLIANCE WITH LAWS AND ORDINANCES..................................................................   14

Section 10.1      Compliance with Laws and Ordinances...........................................................   14
Section 10.2      Compliance with Permitted Encumbrances........................................................   14
Section 10.3      Compliance with Hazardous Materials Laws......................................................   14
Section 10.4      Hazardous Materials, Representation, Warranty and Covenant by Landlord........................   15
Section 10.5      Cost of Compliance with Hazardous Materials Laws..............................................   15
Section 10.6      Indemnification...............................................................................   15
Section 10.7      Survival......................................................................................   15

ARTICLE XI  MECHANIC'S LIEN AND OTHER LIENS.....................................................................   16

Section 11.1      Freedom from Liens............................................................................   16
Section 11.2      Landlord's Indemnification....................................................................   16
Section 11.3      Removal of Liens..............................................................................   17

ARTICLE XII  NET LEASE..........................................................................................   17

Section 12.1      Lease.........................................................................................   17
Section 12.2      Landlord's Right to Cure......................................................................   17

ARTICLE XIII  DEFAULT...........................................................................................   17

Section 13.1      Events of Default.............................................................................   17
Section 13.2      Rights and Remedies of Landlord...............................................................   18
Section 13.3      Right to Re-Enter.............................................................................   18
Section 13.4      Current Damages...............................................................................   19
Section 13.5      Final Damages.................................................................................   19
Section 13.6      Removal of Personal Property..................................................................   20
Section 13.7      Assumption or Rejection in Bankruptcy.........................................................   20
Section 13.8      No Waiver.....................................................................................   20

ARTICLE XIV  CASUALTY AND RESTORATION...........................................................................   20

Section 14.1      Damage or Destruction by Casualty.............................................................   20
Section 14.2      Abatement of Rent.............................................................................   21

ARTICLE XV  CONDEMNATION........................................................................................   21

Section 15.1      Condemnation of Entire Premises...............................................................   21
Section 15.2      Partial Condemnation/Termination of Lease.....................................................   21
Section 15.3      Partial Condemnation/Continuation of Lease....................................................   22
Section 15.4      Continuance of Obligations....................................................................   22

ARTICLE XVI  ASSIGNMENT, SUBLETTING, ETC........................................................................   22

Section 16.1      Tenant's Rights...............................................................................   22

ARTICLE XVII SUBORDINATION, NONDISTURBANCE, NOTICE TO MORTGAGEE AND ATTORNMENT..................................   23

Section 17.1      Subordination by Tenant.......................................................................   23
Section 17.2      Landlord's Default............................................................................   23
Section 17.3      Attornment....................................................................................   23

ARTICLE XVIII  BUILDING IDENTIFICATION AND SIGNAGE..............................................................   24

Section 18.1      Building Identification and Signage...........................................................   24

ARTICLE XIX  REPORTS BY TENANT..................................................................................   24

Section 19.1      Annual Statements.............................................................................   24


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
ARTICLE XX   CHANGES AND ALTERATIONS............................................................................   24

Section 20.1      Tenant's Changes and Alterations..............................................................   24

ARTICLE XXI  EXTENSION OPTIONS..................................................................................   25

Section 21.1      Option to Extend..............................................................................   25

ARTICLE XXII  PARKING...........................................................................................   26


ARTICLE XXIII FIRST OPPORTUNITY TO LEASE........................................................................   26


ARTICLE XXIV MOVING ALLOWANCE...................................................................................   27


ARTICLE XXV  RIGHT OF FIRST REFUSAL TO PURCHASE.................................................................   27

Section 25.1      Right of First Refusal........................................................................   27
Section 25.2      Process.......................................................................................   27
Section 25.3      Sale Process..................................................................................   27
Section 25.4      Transfer to Affiliates........................................................................   27

ARTICLE XXVI  SECURITY DEPOSIT..................................................................................   28

Section 26.1      Definitions...................................................................................   28
Section 26.2      Security Deposit..............................................................................   28
Section 26.3      Return of Security Deposit....................................................................   28
Section 26.4      Forfeiture of Security Deposit................................................................   28
Section 26.5      Transfer of Security Deposit to Transferees and Mortgagees....................................   29

ARTICLE XXVII COMMUNICATION EQUIPMENT...........................................................................   29


ARTICLE XXVIII SECURED AREA.....................................................................................   29

Section 28.1      Secured Area..................................................................................   29
Section 28.2      Tenant Notice.................................................................................   30

ARTICLE XXIX MISCELLANEOUS......................................................................................   30

Section 29.1      Entry by Landlord.............................................................................   30
Section 29.2      Exhibition of Premises........................................................................   30
Section 29.3      Indemnification...............................................................................   30
Section 29.4      Notices.......................................................................................   31
Section 29.5      Quiet Enjoyment...............................................................................   32
Section 29.6      Landlord's Continuing Obligations.............................................................   32
Section 29.7      Estoppel......................................................................................   32
Section 29.8      Severability..................................................................................   33
Section 29.9      Successors and Assigns........................................................................   33
Section 29.10     Captions......................................................................................   33
Section 29.11     Relationship of Parties.......................................................................   33
Section 29.12     Entire Agreement..............................................................................   33
Section 29.13     No Merger.....................................................................................   33
Section 29.14     Surrender of Premises.........................................................................   33
Section 29.15     Holding Over..................................................................................   34
Section 29.16     Landlord Approvals............................................................................   34
Section 29.17     Survival......................................................................................   34
Section 29.18     Attorneys' Fees...............................................................................   34
Section 29.19     Landlord's Limited Liability..................................................................   34
Section 29.20     Broker........................................................................................   34
Section 29.21     Governing Law.................................................................................   35
Section 29.22     Time is of the Essence........................................................................   35
Section 29.23     Authority.....................................................................................   35

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

                              SCHEDULE OF EXHIBITS



                  Exhibit A         Legal Description
                  Exhibit B         Schedule of Plans and Specifications
                  Exhibit C         Construction Schedule
                  Exhibit D         Workletter
                  Exhibit E         Base Rent
                  Exhibit F         Hazardous Materials Report

                                      LEASE

         THIS LEASE (this "Lease"), is made this ___ day of July, 1999 by and between ORIX Searles Santa Ana Venture, an Illinois general partnership ("Landlord"), and Collectors Universe Inc. _________, a Delaware corporation ("Tenant"), together known for purposes of this Lease as the "parties."

                                    ARTICLE I
                                    PREMISES

         DEMISE. Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Tenant, its successors and assigns, to be paid, kept, observed and performed, has leased, rented, let and demised, and by these presents does lease, rent, let and demise unto Tenant, and Tenant does hereby accept and take upon and subject to the conditions and limitations hereinafter expressed, between 54,000 and 64,600 square feet of rentable area (the "Premises"), the exact area to be determined in accordance with 0 below, in the building to be constructed on that certain parcel of land (the "Land") described on Exhibit A attached hereto situated in Santa Ana, California. Landlord has the right to purchase the Land pursuant to a Purchase and Sale Agreement (the "Land Purchase Agreement") with Alton-Deere Partnership II, the current owner of the Land. This Lease is conditioned on Landlord acquiring the Land no later than September 1, 1999.

         DEFINITIONS. Landlord's Improvements (as defined in 0), Tenant's Work (as defined in the Workletter attached hereto and also referred to herein as the "Tenant Improvements") and all other improvements, fixtures and other real property (except Tenant's trade fixtures and other personality) installed or located thereon, together with all additions, alterations and replacements thereof, are hereinafter referred to as the "Improvements." The building to be located upon the Land as reflected on the Site Plan is called the "Building." "Laws and Regulations" shall mean every applicable law, ordinance, regulation, order, rule, judgment, requirement, consent agreement or other declaration or measure of any governmental body affecting the Land, together with all covenants, conditions and restrictions of record affecting the Land as of the date hereof, as such covenants, conditions and restrictions may be amended in the future.

         DETERMINATION OF PREMISES AREA. After the full execution of this Lease, Tenant will commence its space planning to allow Tenant to determine its precise requirements for space in the Building. Tenant shall have until October 1, 1999 in which to notify Landlord in writing of the precise number of rentable square feet Tenant will lease in the Building, which number shall be between 54,000 and 64,600; provided that if Tenant elects 61,000 or more then Tenant shall be required to lease the entire Building. If Tenant does not notify Landlord, then Tenant will be deemed to have elected 54,000 square feet. All space in the Building not leased by Tenant must be in one contiguous block of space with appropriate access to elevators and other services.

                                   ARTICLE II
                                      TERM

         TERM OF LEASE. The initial term of this Lease shall commence on the Commencement Date (as hereafter defined) and unless earlier terminated or extended pursuant to the terms hereof, shall end on the last day of the calendar month during which the eighth (8th) anniversary of the Commencement Date occurs. The initial term of this Lease, as set forth above, is sometimes referred to as the "Initial Term." Any reference to the "Term" or to the "term of this Lease" or similar reference shall be a reference to the Initial Term together with any renewal terms (if any) of this Lease or any extensions to or modifications of the Initial Term.

         COMMENCEMENT DATE. The "Commencement Date" shall be the later of (x) April 1, 2000, and (y) the date the Premises are Ready for Occupancy (as hereinafter defined). Notwithstanding the foregoing, if Tenant earlier occupies the Premises for its operations (i.e. not merely for move-in), the Commencement Date shall be deemed to have occurred as of the date of such occupancy.

         EARLY ACCESS. Prior to the Commencement Date, Tenant shall have early access ("Early Access") to the Premises prior to the completion of the Tenant Improvements to install fixtures and furnishings, subject to scheduling with Landlord and the General Contractor and subject to the other terms and conditions of this Lease; provided that Landlord and Tenant shall cooperate with each other such that all work can be efficiently and timely completed. Tenant does hereby agree to assume all risk of loss or damage, to the extent not covered by insurance, to Tenant's machinery, furniture, equipment, fixtures, cables and wiring and to indemnify, defend and hold harmless Landlord from all liability, loss or damage arising from any injury to the property of Landlord, or its contractors, subcontractors or materialmen, and from any death or personal injury to any person or persons, to the extent such liability, loss or damage are proximately caused by the acts or omissions of Tenant, its agents, contractors or employees with respect to such installations.

                                   ARTICLE III
                          CONSTRUCTION OF IMPROVEMENTS

         CONSTRUCTION OF IMPROVEMENTS. Subject to the terms and conditions set forth in this Article, Landlord shall cause to be performed the work and to furnish all of the material, labor and equipment for the construction of the improvements (the "Landlord's Improvements") specified in the final plans and specifications (the "Final Plans") described on Exhibit B attached hereto (the "Project"). The Landlord's Improvements shall be constructed in a good and workmanlike manner. The Final Plans shall be (a) subject to the approval of any local governmental agencies having jurisdiction over the construction of the Improvements, and (b) revised, and the Improvements shall be modified, to incorporate any revisions thereto required by any governmental agency.

         Landlord and Tenant acknowledge and agree that the Final Plans incorporate certain upgrades to the Building including HVAC units on the roof, and upgrades to the core restrooms and main lobby area. The cost to Landlord of such upgrades is approximately $8.00 per rentable square foot of the Building.

         CONSTRUCTION SCHEDULE. Attached hereto as Exhibit C is the
Construction Schedule for the Landlord's Improvements. The construction schedule as revised from time-to-time due to Changes (as hereafter defined) or to account for Permitted Delays (as hereafter defined) is referred to herein as the "Schedule."

         SUBSTITUTION OF MATERIALS. Landlord, at its option, may substitute for items or materials provided for in the Final Plans, other items or materials of comparable kind and quality if, in Landlord's reasonable judgment, the use of the items or materials provided for in the Final Plans would cause material delay in the completion of construction; provided, however, that any such substitutions shall not materially and adversely affect Tenant's use and occupancy of the Premises for its intended purpose.

         COMPLETION DATE. Construction of the Landlord's Improvements and the Tenant Improvements shall be pursued diligently by Landlord so that they will be Ready for Occupancy by the date shown therefore on the Schedule. "Ready for Occupancy" shall mean that the Landlord's Improvements and the Tenant Improvements are substantially complete, as certified by the Architect, subject to Punch List items.

         In the event the Landlord's Improvements and the Tenant Improvements are not Ready for Occupancy by June 30, 2000, for any reason, other than Tenant Delay, earthquake or casualty, then Tenant shall have the option to terminate this Lease by notice in writing to Landlord.

         PUNCH LIST. Landlord and the Architect shall work together to develop a "Punch List" of items that are not completed as of the date the Premises are Ready for Occupancy to be completed. Landlord shall cause the Punch List items to be completed as soon as reasonably possible, and in connection therewith, Landlord may enter into the Premises to complete the same. Such entry by Landlord, its agents, employees, contractors or representatives for such purpose shall not, in and of itself, constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Base Rent or Rent Adjustments, or relieve Tenant from any of its obligations hereunder, or impose any other liability on Landlord, its agents, employees, contractors or representatives.

         TENANT IMPROVEMENTS. Simultaneously with the execution of this Lease, Landlord and Tenant have entered into a Workletter, a copy of which is attached hereto as Exhibit D, relating to the construction of tenant improvements in the Premises. Tenant is to receive a tenant improvement allowance in the amount shown in the Work Letter (the "T/I Allowance"), which will be funded as work progresses as provided in the Workletter.

         CONTRACTORS' WARRANTY. In lieu of all other warranties and liability by reason of the construction of the Landlord's Improvements or otherwise, Landlord shall cause the general contractor for the Improvements (the "General Contractor") (a) to warrant the Building for a period of one (1) year (except as provided in (b) below) from the date that the Building is Ready for Occupancy, that the Building is free from all defects in materials or workmanship, including latent defects, and (b) to warrant equipment and mechanical elements for a period of one (1) year from the date they are placed into service.

         PERMITTED DELAY. If Landlord fails to perform timely any of the terms, covenants, and conditions of this Lease on Landlord's part to be performed and such failure is due in whole or in part to any strike, labor trouble or lockout, civil disorder, inability to procure materials due to shortages, transportation difficulties or unusual and unforeseen lead times, governmental laws and regulations, riots, insurrections, war, fuel shortages, adverse weather conditions, accidents, casualties, acts of God, Tenant Delay or any other cause beyond the reasonable control of Landlord, then Landlord shall not be deemed in default under this Lease as a result of such failure and any time for performance by Landlord provided for herein shall be extended by the period of delay resulting from such cause (any such delay is referred to herein as "Permitted Delay").

         TENANT DELAY. If, and to the extent that, Landlord is delayed in completing the Project or the Tenant Improvements as a result of any action or omission of Tenant, such delay shall constitute a "Tenant Delay" hereunder. Tenant Delays shall be:

         (a) Tenant's failure to deliver or approve plans or other matters within the time periods specified herein or in the Schedule;

         (b) Tenant's selection of so-called "long lead time items" whether as to materials, finishes or installations; and

         (c) Any other delays proximately caused by Tenant or its contractors.

         DESIGN OF LOBBY. Landlord shall allow Tenant to have input into the final design of the Building lobby, including all finishes and treatments, provided, however, that in no event shall Landlord be required to delay the Schedule or exceed its budget for the costs of designing and constructing the lobby area of the Building.

         AUTHORIZED REPRESENTATIVES. For purposes of granting consents and approvals under this Article, the initial designated representative of Tenant shall be Gary Patten ("Tenant's Representative") and the initial designated representative of Landlord shall be Kurt Pairitz. Either Landlord or Tenant may change their designated representative by notice in writing to the other.

                                   ARTICLE IV
                                      RENT

         BASE RENT. In consideration of the leasing of the Premises and the construction of the Improvements, Tenant covenants to pay Landlord, without previous demand therefor and without any right of setoff or deduction whatsoever at such place in the continental United States as Landlord may from time to time designate in writing, base rent for the Initial Term as provided in this Article and for applicable Extension Terms as provided in 0 ("Base Rent"). Base Rent shall be payable monthly in advance commencing on the Commencement Date, and continuing on the first day of each month thereafter for the succeeding months during the balance of the Initial Term in the amounts shown on Exhibit E attached hereto, and any Extension Terms. If the Commencement Date does not occur on the first day of a calendar month, the installment of Base Rent for the partial calendar month at the beginning of the Term shall be prorated on the basis of the number of days of the Term within such calendar month. In addition to the Security Deposit provided under 0, Tenant shall pay to Landlord the first month's Base Rent within thirty (30) days of the date hereof and shall pay to Landlord the last month's Base Rent within ninety (90) days of the date hereof.

         RENTAL COMMENCEMENT. Tenant's obligation to pay Rent under this Lease shall commence on the Commencement Date; provided, however, if Landlord is delayed in making the Premises Ready for Occupancy as a proximate result of Tenant Delays, then Tenant shall commence the payment of Rent as of the date that the Commencement Date would have occurred but for such Tenant Delays.

         ADDITIONAL RENT. Except as otherwise provided herein, the Base Rent shall be absolutely net to Landlord so that this Lease shall yield, net to Landlord, the Base Rent in each year of the Term and that except as otherwise provided herein, all expenses for which Tenant is responsible under the terms of this Agreement or by reason of events occurring during the Term shall be paid or discharged by Tenant. All Base Rent and Additional Rent are collectively referred to herein as "Rent."

         DELINQUENT PAYMENTS. All regularly scheduled payments of Base Rent and Additional Rent shall be payable without previous demand therefor and, herein, without any right of setoff or deduction whatsoever, and in case of nonpayment of any item of Additional Rent by Tenant when the same is due, Landlord shall have, in addition to all its rights and remedies, all of the rights and remedies available to Landlord under the provisions of this Lease or by law in the case of nonpayment of Base Rent. The performance and observance by Tenant of all the terms, covenants, conditions and agreements to be performed or observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense. Any installment of Base Rent or Additional Rent or any other charges payable by Tenant under the provisions hereof which shall not be paid when due (without regard to whether notice of default has been sent to Tenant and without regard to whether an opportunity to cure has expired) shall bear interest at an annual rate equal to three percentage points per annum in excess of the published "prime rate" or "base rate" of interest charged by Bank of America (or similar institution if said Bank shall cease to exist or to publish such a prime rate) from the date when the same is due hereunder until the same shall be paid, but in no event in excess of the maximum lawful rate permitted to be charged by Landlord to Tenant. Said rate of interest is sometimes referred to herein as the "Maximum Rate of Interest." In addition, any installment of Base Rent or Additional Rent or any other charges payable by Tenant under the provisions hereof not paid when due (and after any required notice of default has been sent to Tenant and any applicable grace period has expired) shall be subject to a late payment fee of three percent (3%) of the unpaid amount.

                                    ARTICLE V
                                 USE OF PREMISES

         PERMITTED USE. The Premises may be used only for an office building and for any uses reasonably incidental to the same, including without limitation, the secure storage of coins and other valuable or collectible items ("Collectibles"), the grading and authentication of Collectibles. Tenant shall not use or occupy the same, or knowingly permit them to be used or occupied, contrary to any pertinent Laws and Regulations, or which would make void or voidable any insurance then in force with respect thereto or which would make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by Tenant, or which would cause structural injury to the improvements or waste or would violate any Hazardous Materials Laws (as defined in 0). Tenant agrees that it will promptly, upon discovery of any such prohibited use, take all necessary steps to discontinue such use.

         ACCEPTANCE OF PREMISES. Tenant acknowledges that, except as expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability or fitness of either for the conduct of Tenant's business or for any other purpose. Tenant shall comply with any recorded covenants, conditions and restrictions affecting the Premises and the Building as of the commencement of the Lease or which are recorded during the Term.

                                   ARTICLE II
                                RENT ADJUSTMENTS

         OBLIGATION TO PAY RENT ADJUSTMENTS. In addition to paying Base Rent, Tenant shall also pay as Additional Rent the amounts determined in accordance with this Article ("Rent Adjustments"):

         DEFINITIONS.  As used in this Lease,

         (a) "ADJUSTMENT DATE" shall mean the first day of the Term and each January 1 thereafter falling within the Term.

         (b) "ADJUSTMENT YEAR" shall mean each calendar year during which an Adjustment Date falls.

         (c) "EXPENSES" shall mean and include those costs and expenses paid or incurred by or on behalf of Landlord for owning, managing, operating, maintaining and repairing the Premises and any personal property used solely in conjunction therewith. Expenses shall not include the following:

                  (i) costs or other items included within the meaning of the term "Taxes" (as hereinafter defined);

                  (ii) costs of capital improvements to the Building (except as hereinafter provided);

                  (iii) depreciation charges;

                  (iv) interest and principal payments on mortgages;

                  (v) ground rental payments;

                  (vi) real estate brokerage and leasing commissions;

         Notwithstanding anything contained in this clause (c) to the contrary:

                  (i) The cost of any capital improvements to the Building made after the Commencement Date of this Lease which are intended to reduce Expenses or which are required under any governmental laws, regulations, or ordinances which were not applicable to the Building at the time it was constructed, amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized cost of any such improvement at the prevailing construction loan rate available to Landlord on the date the cost of such improvement was incurred shall be included in Expenses. Notwithstanding the foregoing, during any time that Tenant occupies at least 80% of the rentable area of the Building, Expenses shall not include the cost of capital improvements intended to reduce Expenses unless Tenant shall have first approved such Expenses.

         (a) "TAXES" shall mean real estate taxes, general or special assessments, sewer rents, rates and charges, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, whether general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, except as provided herein), which may now or hereafter be levied, assessed or imposed against the Premises. All references to Taxes "for" an Adjustment Year shall be deemed to refer to taxes levied, assessed or otherwise imposed for such Adjustment Year without regard to when such taxes are payable.

          Notwithstanding anything contained in this clause (d) to the contrary:

                  (vii) If at any time the method of taxation then prevailing is altered so that any new or additional tax, assessment, levy, imposition or charge or any part thereof is imposed upon Landlord in place or partly in place of any such Taxes or contemplated increase therein, or in addition to Taxes, and is measured by or is based in whole or in part upon the Premises or the rents or other income therefrom, then all such new taxes, assessments, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, assessed or imposed against the Premises to the extent that such items would be payable if the Premises were the only property of Landlord subject thereto and the income received by Landlord from the Premises were the only income of Landlord.

                  (viii) Notwithstanding the year for which any special assessments are levied, in the case of special assessments which may be paid in installments, only the amount of the installment, plus any interest payable thereon, due and payable during an Adjustment Year shall be included in Taxes for that Adjustment Year.

         (d) "RENT ADJUSTMENTS" shall mean all amounts payable to Landlord by Tenant pursuant to this Article.

         (b) "RENTABLE AREA OF THE BUILDING" shall mean the sum of the areas on all floors of the building computed by measuring to the center line of the exterior glass and excluding only public stairs, and elevator shafts, ("vertical penetrations"). No deduction shall be made for columns or projections. The Rentable Area of the Building shall be determined by Landlord as soon as possible after the completion of construction of the Building.

         (c) "RENTABLE AREA OF THE PREMISES" shall mean (i) if this Lease is for an entire floor, the area of the entire floor measured to the center line of the exterior glass, excluding vertical penetrations, plus a proportionate share of mechanical space and lobby and common service areas in the Building or (ii) if this Lease is for less than an entire floor, the area measured from the center line of the exterior glass to the center line of all demising partitions and to the outside face of corridor partitions plus (A) a proportionate share of public areas (including corridors, toilets, elevator lobby or lobbies, mechanical spaces and janitorial, electrical and telephone closets) on the floor on which the Premises are located and (B) a proportionate share of mechanical space and lobby and common service areas in the Building. No deduction shall be made for columns or projections. The Rentable Area of the Premises shall be determined by Landlord as soon as possible after the completion of construction of the Building.

         (d) "TENANT'S PROPORTIONATE SHARE" shall mean the percentage obtained by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

         (e) "CONTROLLABLE EXPENSES" shall mean all Expenses except the following: utilities, insurance premiums, capital improvements (to the extent allowable as Expenses hereunder), repairs to the Demised Premises and any other Expenses to the extent: (i) that a component of such Expenses are union labor wages, then to the extent of such component; (ii) such Expenses are incurred as a result of any requirement of Laws and Regulations; and/or (iii) such Expenses represent an increase at Tenant's request in the level or quality of services over the services rendered in the prior Adjustment Year.

         COMPUTATION OF RENT ADJUSTMENTS. Tenant shall pay Rent Adjustments for each Adjustment Year determined as hereinafter set forth. Rent Adjustments payable by Tenant with respect to each Adjustment Year during which an Adjustment Date falls shall include the following amounts:

         (a) the product of Tenant's Proportionate Share multiplied by the amount of Taxes for such Adjustment Year (the "Tax Adjustment"); plus

         (b) the product of Tenant's Proportionate Share multiplied by the amount of Expenses for such Adjustment Year (the "Expense Adjustment").

         PAYMENTS OF RENT ADJUSTMENTS; PROJECTIONS. Tenant shall pay Rent Adjustments to Landlord in the manner hereinafter provided.

         (c) TAX ADJUSTMENT AND EXPENSE ADJUSTMENT. Tenant shall make payments on account of Tax Adjustment and Expense Adjustment (the aggregate of such payments with respect to any Adjustment Year being hereinafter referred to as the "Rent Adjustment Deposit") as follows:

                  (i) Prior to each Adjustment Date and from time to time during the Adjustment Year in which such Adjustment Date falls, Landlord may deliver to Tenant a written notice or notices (each such notice being hereinafter referred to as a "Projection Notice") setting forth (A) Landlord's reasonable estimates, forecasts or projections (collectively, the "Projections") of either or both of Taxes and Expenses for such Adjustment Year, and (B) Tenant's Rent Adjustment Deposits with respect to the Tax Adjustment and Expense Adjustment components of Rent Adjustment for such Adjustment Year based upon the Projections.

                  (ii) Tenant shall commence payments of monthly installments of Rent Adjustment Deposits on the first day of the first calendar month during the Term following Landlord's delivery of the first Projection Notice hereunder. On such date, and on or before the first day of each calendar month thereafter of the Adjustment Year covered by such Projection Notice, Tenant shall pay to Landlord one-twelfth (1/12) of the Rent Adjustment Deposits shown in the Projection Notice. Within thirty (30) days following Landlord's delivery of a Projection Notice for an Adjustment Year in progress, Tenant shall also pay Landlord a lump sum equal to the Rent Adjustment Deposits shown in the Projection Notice less the sum of (A) any previous payments on account of Rent Adjustment Deposits made with respect to such Adjustment Year and (B) monthly installments on account of Rent Adjustment Deposits due for the remainder of the Adjustment Year. Until such time as Landlord furnishes a Projection Notice for an Adjustment Year, Tenant shall continue to pay monthly installments of Rent Adjustment Deposits in the amount shown by the most recent Projection Notice, or, if the Tax and Expense Adjustment for the Adjustment Year covered by such Projection Notice has been determined and provided to Tenant by Landlord, one-twelfth (1/12) of such Tax and Expense Adjustment.

         (a) LIMITATION OF INCREASES IN CONTROLLABLE EXPENSES. Notwithstanding anything to the contrary contained herein, Landlord and Tenant acknowledge and agree that beginning with the Adjustment Year of 2002, in the event that the aggregate of the components of Expenses which constitute Controllable Expenses is more than one hundred four percent (104%) of the aggregate of the components of Expenses which constitute Controllable Expenses for the immediately preceding Adjustment Year (as such Controllable Expenses for such immediately preceding Adjustment Year may have been deemed to be reduced pursuant to this Section) then for such current Adjustment Year, Expenses shall be calculated as if such Controllable Expenses had been one hundred four percent (104%) of the Controllable Expenses for the immediately preceding Adjustment Year (as such Controllable Expenses for such immediately preceding Adjustment Year may have been deemed to be reduced pursuant to this Section); it being the intent of the parties that beginning with the Adjustment Year of 2002, the Controllable Expenses to be charged to Tenant on a per rentable square foot basis in any calendar year shall never increase by more than four percent (4%) over the Controllable Expenses charged to Tenant for the preceding calendar year.

         READJUSTMENTS. The following readjustments shall be made by Landlord and Tenant for Expense Adjustment and Tax Adjustment.

         (a) Within 120 days following the end of each Adjustment Year and after Landlord has determined the amount of Expenses for such Adjustment Year, Landlord shall notify Tenant in writing ("Landlord's Expense Statement") of such Expenses and Tenant's Expense Adjustment for such Adjustment Year. If the Expense Adjustment owed for such Adjustment Year exceeds the Expense Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year, then, within thirty (30) days after the date of Landlord's Expense Statement, Tenant shall pay to Landlord an amount equal to the excess of the Expense Adjustment over the Expense Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year, such amount to be paid by Tenant without regard to whether Tenant disputes such amount under 0 hereof. If the Expense Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year exceeds the Expense Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable hereunder until such excess has been exhausted or, at the option of Tenant, pay such amount to Tenant within thirty (30) days of the date of Landlord's Expense Statement. If this Lease expires or is terminated prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Rent for the Adjustment Year in which this Lease expires, subject to Tenant's obligations under 0.

         (d) After Landlord has determined the actual amount of Taxes to be used in calculating the Tax Adjustment for such Adjustment Year, Landlord shall notify Tenant in writing ("Landlord's Tax Statement") of such Taxes for such Adjustment Year. If the Tax Adjustment owed for such Adjustment Year exceeds the Tax Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year, then, within thirty (30) days after the date of Landlord's Tax Statement, Tenant shall pay to Landlord an amount equal to the excess of the Tax Adjustment over the Tax Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year, such amount to be paid by Tenant without regard to whether Tenant disputes such amount under 0 hereof. If the Tax Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year exceeds the Tax Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable hereunder until such excess has been exhausted, or at the option of Tenant, pay such amount to Tenant within thirty (30) days of the date of Landlord's Expense Statement. If this Lease expires or is terminated prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Rent for the Adjustment Year in which this Lease expires, subject to Tenant's obligations under 0.

         No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section. The term "Landlord's Statement" as used herein shall refer to either a Landlord's Expense Statement or a Landlord's Tax Statement.

         BOOKS AND RECORDS. Landlord shall maintain books and records showing Taxes and Expenses in accordance with generally accepted accounting and management practices. Tenant and its representatives shall have the right to examine Landlord's books and records showing Taxes and Expenses upon reasonable prior notice and during normal business hours at any time within sixty (60) days following the furnishing by Landlord to Tenant of Landlord's Statement provided for in 0. Unless Tenant takes written exception to any item within sixty (60) days after the furnishing of the Landlord's Statement containing such item, such Landlord's Statement shall be considered as final and accepted by Tenant.

         AUDIT PROCEDURES. If Tenant notifies Landlord within such sixty (60) day period that Tenant disputes any specific item or items in any such Landlord's Statement and such dispute is not resolved between Landlord and Tenant within thirty (30) days after the date such notice is given by Tenant, either party, during the fifteen (15) day period next following the expiration of the thirty (30) day period commencing upon the date such notice is given, may refer such disputed item or items for determination to an independent certified public accountant selected by such party and approved by the other party, which approval shall not be unreasonably withheld, and the determination of such accountant shall be final, conclusive and binding upon Landlord and Tenant. Tenant agrees to pay all costs involved in such determination except in the case of Tax Adjustment and Expense Adjustment for any Adjustment Year where it is determined that Landlord has overcharged Tenant for Tax Adjustment and Expense Adjustment for such Adjustment Year by more than three (3%), in which case Landlord shall pay such costs provided that such costs are based on reasonable hourly rates and not on a contingency basis.

         PRORATION AND SURVIVAL. With respect to any Adjustment Year which does not fall entirely within the Term, Tenant shall be obligated to pay as Rent Adjustments for such Adjustment Year only a pro rata share of Rent Adjustments as herein determined, based upon the number of days of the Term falling within the Adjustment Year. Following expiration or termination of this Lease, Tenant shall pay any Rent Adjustments due to Landlord within thirty (30) days after the date of each Landlord's Statement sent to Tenant. Without limitation of other obligations of Landlord or Tenant which shall survive the expiration of the Term, the obligation of Tenant to pay Rent Adjustments accruing during the Term and Landlord's obligation to refund any overpayments of Rent Adjustments shall survive the expiration or termination of this Lease.

         NO DECREASE IN BASE RENT. In no event shall any Rent Adjustments result in a decrease of the Base Rent payable hereunder as set forth in 0.

         ADDITIONAL RENT. All amounts payable by Tenant as or on account of Rent Adjustments shall be deemed to be Additional Rent becoming due under this Lease.

         CONTEST OF TAXES. Landlord shall have the right, but not the obligation, to contest the amount or validity, in whole or in part, of any Taxes, by appropriate proceedings. All costs and expenses incurred by Landlord in connection with any contest of Taxes shall be an Expense hereunder. Any refund or reduction of Taxes whenever received during or after the Term as a result of any contest of Taxes shall be treated as a reduction in Taxes for the Adjustment Year for which such Taxes are or were paid.

                                   ARTICLE III
                                    INSURANCE

         LANDLORD'S INSURANCE OBLIGATION. Landlord shall obtain, and continuously maintain in full force and effect during the Term, policies of insurance covering the Landlord's Improvements constructed on the Premises against loss or damage by such risks of physical loss or damage as are covered under a Special Form causes of loss. At all times, such insurance coverage shall be in an amount equal to 100% of the full replacement cost of the Landlord's Improvements subject to a deductible reasonably determined by Landlord. In addition, Landlord shall obtain and continuously maintain in full force and effect during the Term, lost rents insurance in an amount equal to twelve (12) months Base Rent and Additional Rent. All insurance carried by Landlord under this Article or under Section 3.18, shall name Tenant as an additional insured.

         TENANT'S INSURANCE OBLIGATION. Commencing with the date Tenant takes possession of all or any portion of the Premises and throughout the Term, Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect the following insurance coverage which shall be primary and non-contributory over any insurance available to Landlord:

         (a) Comprehensive general liability insurance against any loss, liability or damage on, about or relating to the Premises, or any portion thereof, with limits of not less than Two Million Dollars ($2,000,000.00) primary coverage, combined single limits, per occurrence basis assigned solely to the Premises and aggregate coverage on an occurrence basis, together with umbrella coverage to a total of Five Million Dollars ($5,000,000.00). Any such insurance obtained and maintained by Tenant shall name Landlord and Landlord's directors, officers, agents and employees as an additional insured therein and shall be obtained and maintained from and with a reputable and financially sound insurance company authorized to issue such insurance in California. Such insurance shall specifically insure (by contractual liability endorsement) Tenant's obligations under 0 of this Lease. Tenant may maintain such policy with a deductible not to exceed $25,000.00.

         (b) Insurance written on a special causes of loss form including sprinkler leakage coverage and vandalism for the full replacement cost of all additions, improvements and alterations to the Premise owned or made by Tenant, if any, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises, written on an agreed amount basis with no co-insurance with loss or damage payable to Landlord and Tenant as their interests may appear.

         (b) Workers compensation and employers' liability insurance with limits as may be required from time to time by any employee benefit act or other applicable statute.

         (c) The insurance set forth in this Section shall be maintained by Tenant at not less than the limits set forth herein until reasonably required to be changed from time to time by Landlord, in writing, whereupon Tenant covenants to obtain and maintain thereafter such protection in the amount or amounts so reasonably required by Landlord.

         WAIVER OF SUBROGATION. Tenant and Landlord shall each cause to be inserted in the property policies of insurance required by this 0 a so-called "Waiver of Subrogation Clause" as to the other. In addition, Landlord and Tenant each hereby respectively waives, releases and discharges the other, its agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered by property insurance notwithstanding that such loss, claim, expense or damage may have been caused by the other, its agents or employees, and Landlord and Tenant each respectively hereby agrees to look only to the property insurance coverage in the event of such loss.

         COPIES OF POLICIES. Landlord and Tenant shall each, upon the request of the other, supply certificates for, or copies of, as requested, all insurance policies carried pursuant to the terms of this Lease.

                                   ARTICLE IV
                                    UTILITIES

         PAYMENT OF UTILITIES. During the Term, Tenant will pay, when due, all charges of every nature, kind or description for utilities services furnished directly to the Premises or chargeable against the Premises, whether furnished directly by a utility or furnished by Landlord and submetered to Tenant, including all charges for water, sewage, heat, gas, light, garbage, electricity, telephone, steam, power, or other public or private utility services.

                                   ARTICLE VI
                            MAINTENANCE AND OPERATION

         TENANT'S MAINTENANCE. Tenant shall, at its sole cost and expense occupy the Premises, and maintain Tenant's personal property within the Premises, in a manner which is clean, neat and safe and so that Tenant's occupancy complies with all Laws and Regulations.

         PROHIBITION AGAINST WASTE. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Premises, or any improvements hereafter erected thereon, or to the fixtures or equipment therein.

         LANDLORD'S MAINTENANCE AND OPERATION. Landlord, as an Expense, shall keep and maintain the Premises, and the Building and the other Improvements and the Land and the fixtures, appurtenances, systems and facilities serving the Premises, in good working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Building and the Premises.

         24 HOUR OPERATION. The Building shall be operated so as to allow Tenant access to the Building and the parking area 24 hours per day, seven days per week.

         RULES AND REGULATIONS. Tenant agrees to observe and not to interfere with the rights reserved to Landlord in 0 and agrees, for itself, its employees, agents, contractors, invitees and licensees, to comply with the rules and regulations set forth in Exhibit F attached to this Lease and made a part hereof and such other rules and regulations as may be adopted by Landlord pursuant to 0(1) of this Lease. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord and its beneficiaries shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents or invitees, or by any other person.

         RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement or Rent or affecting any of Tenant's obligations under this Lease:

         (c)  To change the name or street address of the Building;

         (d) To install and maintain signs on the exterior and interior of the Building provided, however, that Landlord may not use Tenant's legal or trade name without Tenant's prior written consent;

         (e) To prescribe the location and style of the identification sign or lettering for the Premises;

         (f) Except as provided in 0, to retain at all times, and to use in appropriate instances, pass keys to the Premises;

         (g) To exhibit the Premises at reasonable hours and to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises;

         (h) To enter the Premises at reasonable hours for reasonable purposes, including inspection and supplying janitorial service or other service to be provided to Tenant hereunder;

         (i) To require all persons entering or leaving the Building during such hours as landlord may reasonably determine from time to time to identify themselves to security personnel by registration or otherwise in accordance with security controls. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. Tenant agrees to cooperate with any reasonable safety or security program developed by Landlord;

         (j) To regulate access to telephone, electrical and other utility closets in the Building and to require use of designated contractors for any work involving access to the same;

         (k) Provided that reasonable secure access to the Premises shall be maintained and the business of Tenant (including Tenant's need for appropriate security) shall not be interfered with unreasonably, to rearrange, relocate, enlarge, reduce or change corridors, exits, entrances in or to the Building and to decorate and, at its own expense, to make repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or any part hereof, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use the Building in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect, scaffolding and other structures reasonably required by the character of the work to be preformed, and during such operations may enter upon the Premises and take into and upon or through any part of the Building, including the Premises, all materials that may be required to make such repairs, alterations, improvements or additions, and in that connection Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part and without abatement of Rent by reason of loss or interruption of the business of Tenant or otherwise and without in any manner rendering Landlord liable for damages or relieving Tenant from performance of Tenant's obligations under this Lease. Landlord, at its option, may make any repairs, alterations, improvements and additions in and about the Building and the Premises during ordinary business hours and, if Tenant desires to have such work done at times other than business hours, Tenant shall pay all overtime and additional expenses resulting therefrom; and

         (l) From time to time to make and to adopt such reasonable rules and regulations, for the protection and welfare of the Building and its tenants and occupants, as Landlord may determine, and Tenant agrees to abide by and comply with all such rules and regulations.

                                    ARTICLE V
                       COMPLIANCE WITH LAWS AND ORDINANCES

         COMPLIANCE WITH LAWS AND ORDINANCES. Tenant shall, throughout the Term, and at Tenant's sole cost and expense, promptly comply or cause compliance with, or remove or cure any violation of, any and all Laws and Regulations.

         COMPLIANCE WITH PERMITTED ENCUMBRANCES. Tenant, at its sole cost and expense, shall comply with all agreements, contracts, easements, restrictions, reservations or covenants affecting the Land (the "Permitted Encumbrances"). Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Premises.

         COMPLIANCE WITH HAZARDOUS MATERIALS LAWS. Tenant shall at all times and in all respects comply with all Laws and Regulations (the "Hazardous Materials Laws") in force during the Term relating to the following: the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, petroleum products, flammable explosives, asbestos, urea formaldehyde, polychlorinated biphenyls, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" as defined under the Hazardous Materials Laws (collectively, "Hazardous Materials").

         Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, or under or about the Premises in complete conformity with all applicable Hazardous Materials Laws. Upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials (to the extent such Hazardous Materials were generated, stored, released or disposed of during the Term by Tenant) to be removed from the Premises and transported for use, storage, disposal, treatment or recycling in accordance and in compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in, on, or about the Premises or in any improvements situated on the Land, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to or in any way connected with the Premises or the Landlord's Improvements on the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord reasonable opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto.

         Tenant shall notify Landlord in writing immediately upon Tenant's receipt of notice of any proceeding or action related to the Premises and instituted or threatened pursuant to any Hazardous Materials Laws. Tenant shall also provide to Landlord, as promptly as possible, and in any event within five business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to Hazardous Materials and the Premises or Tenant's use thereof.

         HAZARDOUS MATERIALS, REPRESENTATION, WARRANTY AND COVENANT BY LANDLORD. Landlord represents and warrants to Tenant that, to Landlord's knowledge, no Hazardous Materials exist or are located on, in or under the Premises in violation of Hazardous Materials Laws, except as may be disclosed in those certain reports described on Exhibit F attached hereto (collectively, the "Report"), copies of which have been provided to Tenant. Landlord covenants that it will not, manufacture, generate, store, dispose of or release on, in, or under the Premises any Hazardous Materials, except in accordance with Hazardous Materials Laws.

         COST OF COMPLIANCE WITH HAZARDOUS MATERIALS LAWS. Tenant shall be responsible for the cost of compliance with Hazardous Materials Laws which relates to a breach by Tenant of the covenants contained in this Lease to be kept and performed by Tenant.

         INDEMNIFICATION. Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold Landlord and each of Landlord's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Premises or the improvements located thereon or from the transportation or disposal of Hazardous Materials to or from the Premises to the extent caused by Tenant whether knowingly or unknowingly. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises or the improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the Term. For purposes of the indemnity provided herein, any acts or omissions of Tenant, or its employees, agents, customers, subleasees, assignees, contractors or sub-contractors (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

         SURVIVAL. The respective rights and obligations of Landlord and Tenant under this 0 shall survive for a period of two (2) years after the expiration or earlier termination of this Lease.

                                   ARTICLE VII
                         MECHANIC'S LIEN AND OTHER LIENS

         FREEDOM FROM LIENS. Tenant shall cause to be discharged of record within 30 days after the date of filing any lien filed against the Premises, or any portion thereof, by reason of work, labor, services, equipment or materials supplied or claimed to have been supplied to the Premises at the request of Tenant or anyone holding the Premises, or any portion thereof, by, through or under Tenant; provided, however, that Tenant shall have the right to contest the validity or amount of any such lien upon Tenant's posting with Landlord prior to such contest security adequate (in Landlord's reasonable judgement) to discharge any such lien in full, plus any applicable interest, penalties, and other reasonable losses, costs, or damages (including, without limitation, reasonable attorney's fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such lien). If Tenant shall fail to discharge such lien(s) within the specified 30-day period or to post with Landlord adequate security for Tenant's contest as to the same, then, in addition to any other right or remedy of Landlord, after five days prior written notice to Tenant, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due or by procuring the discharge of such lien as to the Premises in such manner as is now or may in the future be provided by present or future law for the discharge of such lien as a lien against the Premises. Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorney's fees of Landlord), together with interest thereon at the Maximum Rate of Interest shall be repaid by Tenant to Landlord within 20 days after written demand therefor by Landlord and if unpaid may be treated as Additional Rent. Tenant shall indemnify and defend Landlord against and save Landlord and the Premises, and any portion thereof harmless from all losses, costs, damages, expenses, liabilities, suits, penalties, claims, demands and obligations, including, without limitation, reasonable attorney's fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any mechanic's lien or other lien against the Premises asserted by, through or under Tenant.

         All materialmen, contractors, artisans, mechanics, laborers and any other person now or hereafter purchasing any labor, services, materials, supplies or equipment for Tenant with respect to the Premises, or any portion thereof are hereby charged with notice that they must look exclusively to Tenant to obtain payment for the same. Notice is hereby given that Landlord shall not be liable for any labor, services, materials, supplies, machinery, fixtures or equipment furnished or to be furnished to Tenant upon credit, and that no mechanic's lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the estate or interest of Landlord in and to the Premises, or any portion thereof.

         LANDLORD'S INDEMNIFICATION. The provisions of 0 above shall not apply to any lien for labor, services, materials, supplies, machinery, fixtures or equipment furnished to the Premises in the performance of Landlord's obligations to construct the Landlord's Improvements and the Tenant's Improvements or any other work performed by Landlord, and Landlord does hereby agree to indemnify and defend Tenant against and save Tenant and the Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities and obligations, including, without limitation, reasonable attorneys' fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such lien.

         REMOVAL OF LIENS. Except as otherwise provided for in this Article, Tenant shall not create, permit or suffer, and shall, within 30 days after the date of filing of the same, discharge and satisfy of record, any other lien, encumbrance, charge, security interest, or other right or interest which shall by or through Tenant be or become a lien, encumbrance, charge or security interest upon the Premises, or any portion thereof, or the income of Landlord therefrom, or any portion thereof save and except for those liens, encumbrances, charges, security interests, or other rights or interests consented to in writing, by Landlord (which consent shall not be unreasonably withheld, conditioned, or delayed).

                                  ARTICLE VIII
                                    NET LEASE

         LEASE. Landlord and Tenant intend that this Lease be interpreted and construed as an absolute net lease and all Rent shall be paid by Tenant to Landlord without abatement, deduction or setoff. Landlord and Tenant further intend that (a) the obligations of Landlord and Tenant hereunder shall be separate and independent covenants; (b) the Base Rent shall be absolutely net to Landlord so that this Lease, subject to the express provisions of this Lease, shall yield net to Landlord the Base Rent in each year during the Term; and (c) all taxes, insurance premiums, utility expense, repair and maintenance expense, and all other costs, and expenses of every kind relating to the Premises, or any portion thereof which may accrue during the Term, shall be, subject to the express provisions of this Lease, paid or discharged by Tenant as Additional Rent.

         LANDLORD'S RIGHT TO CURE. If Tenant shall fail to perform any act required of it under this Lease, Landlord may perform the same, but shall not be required to do so, in such manner and to such extent as Landlord may deem necessary or desirable, and in exercising any such right to pay all costs and expenses, including reasonable attorneys' fees incurred in connection therewith, all sums so paid by Landlord in connection with the performance of any such act by Landlord, together with interest thereon at the Maximum Rate of Interest from the date of making such expenditure by Landlord, shall be deemed Additional Rent hereunder and, except as is otherwise expressly provided herein, shall be payable to Landlord within thirty (30) days after written demand therefor and, at the option of Landlord, may be added to any monthly payment next becoming due under this Lease, and Tenant covenants to pay any such sum or sums with interest as aforesaid, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof as in the case of default by Tenant in the payment of monthly Base Rent.

                                   ARTICLE IX
                                     DEFAULT

         EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") by Tenant under this Lease:

         (a) Failure by Tenant to pay any Base Rent or regularly scheduled payment of Rent Adjustment within five (5) business days after notice from Landlord of Tenant's failure to pay the same on the due date;

         (b) Failure by Tenant to pay any other sums coming due hereunder within thirty (30) days after written notice from Landlord of Tenant's failure to pay on the due date;

         (c) Failure by Tenant to cure immediately after receipt of notice from Landlord the failure by Tenant to carry insurance as required under this Lease;

         (a) Failure by Tenant to commence to cure, immediately after notice from Landlord, and diligently to proceed to cure thereafter, any hazardous or dangerous condition which Tenant has created or allowed to exist in violation of Laws and Regulations or this Lease;

         (d) Failure by Tenant to observe or to perform any other covenant, agreement, condition, representation or warranty, or other provision of this Lease, if such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant;

         (e) The levy upon, under writ of execution or the attachment by legal process of, the leasehold interest of Tenant, or the filing or creation of an involuntary lien with respect to such leasehold interest, which lien shall not be released or discharged within thirty (30) days from the date of such filing;

         (f) Tenant becomes insolvent or bankrupt or admits in writing its inability to pay its debts generally as they mature, or makes a general assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for Tenant or for the major part of its property;

         (g) A trustee or receiver is appointed for Tenant or for the major part of its property and is not discharged within sixty (60) days after such appointment;

         (h) Any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law, or similar law for the relief of debtors, are instituted (i) by Tenant, or
(ii) against Tenant and are allowed against it or are consented to by it or are not dismissed within sixty (60) days after such institution.

         RIGHTS AND REMEDIES OF LANDLORD. If an Event of Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and which shall not operate to exclude or deprive Landlord of any other right or remedy allowed it by applicable law:

         (i) Landlord may terminate this Lease by giving to Tenant notice of Landlord's election to do so, in which event the Term shall end, and all right, title and interest of Tenant hereunder shall expire, on the date stated in such notice;

         (a) Landlord may terminate the right of Tenant to possession of the Premises without terminating this Lease by giving notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice; and

         (j) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease.

         RIGHT TO RE-ENTER. If Landlord exercises either of the remedies provided for in 0(a) or (b), Tenant shall surrender possession and vacate the Premises and shall immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Premises, full and complete license to do so being hereby granted to Landlord, and Landlord may remove all occupants and property therefrom, without being deemed guilty in any manner of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law.

     CURRENT DAMAGES. If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, Landlord shall have the right to immediate recovery of all amounts then due hereunder. Such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term, and Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Base Rent, Additional Rent and any other sums accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the stated end of the Term. In any such case, Landlord may relet the Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the Term of this Lease) and upon such terms as Landlord shall determine and collect the rents from such reletting. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Also, in any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable, and Tenant shall pay upon demand the reasonable cost of all the foregoing together with Landlord's expenses of reletting. The rents from any such reletting shall be applied first to the payment of the expenses of reentry, redecoration, repair and alterations and the expenses of reletting and second to the payment of Rent herein provided to be paid by Tenant. Any excess or residue shall operate only as an offsetting credit against the amount of Rent due and owing as the same thereafter becomes due and payable hereunder, and the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely, and in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of the aggregate sum, including Base Rent and Additional Rent, which would have been paid by Tenant for the period for which the credit to Tenant is being determined, had no Event of Default occurred. No such reentry or repossession, repairs, alterations and additions, or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, unless a written notice of such intention is given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, and Landlord, at any time and from time to time, may sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

         FINAL DAMAGES. If this Lease is terminated by Landlord as provided in 0(a), Landlord shall be entitled to recover from Tenant all Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing and unpaid, and all costs and expenses, including court costs and attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and, in addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty (a) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate rents which would have been payable after the termination date had this Lease not been terminated, including, without limitation, Base Rent at the annual rate or respective annual rates for the remainder of the Term and the amount projected by Landlord to represent Additional Rent for the remainder of the Term over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term, such present worth to be computed in each case on the basis of a six percent (6%) per annum discount from the respective dates upon which such rentals would have been payable hereunder had this Lease not been terminated, and (c) any damages in addition thereto, including a reasonable attorney's fees and court costs, which Landlord has sustained as a result of the breach of any of the covenants of this Lease other than for the payment of Rent.

         REMOVAL OF PERSONAL PROPERTY. All property of Tenant not removed from the Premises by Tenant at the end of the Term may be handled, removed or stored by Landlord at the cost and expense of Tenant, and Landlord in no event shall be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all expenses incurred by Landlord in such removal and storage charges for such property as long as the same is in Landlord's possession or under Landlord's control.

         ASSUMPTION OR REJECTION IN BANKRUPTCY. If Tenant has filed a bankruptcy petition, or a trustee in bankruptcy is appointed for Tenant, Landlord and Tenant, to the extent permitted by law, agree to request that the trustee in bankruptcy determine within sixty (60) days thereafter whether to assume or to reject this Lease.

         NO WAIVER. No failure by Landlord or by Tenant to insist upon the performance of any of the terms of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent from Tenant or any third party during the continuance of any such breach, shall constitute a waiver of any such breach or of any of the terms of this Lease. No breach of the terms of this Lease to be kept, observed or performed by Landlord or by Tenant shall be waived, altered or modified except by a written instrument executed by Landlord and/or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each of the terms of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach of this Lease. No waiver of any default of Tenant herein shall be implied from any omission by Landlord to take any action on account of such default, if such default persists or is repeated and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

                                    ARTICLE X
                            CASUALTY AND RESTORATION

         DAMAGE OR DESTRUCTION BY CASUALTY. If the Premises are damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Building untenantable for Tenant's purposes, then Landlord shall proceed to repair and restore the same with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control. If any such damage renders all or a substantial portion of the Building untenantable (a "Substantial Casualty"), Landlord, with reasonable promptness after the occurrence of such damage, shall estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall advise Tenant by notice of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed fourteen (14) months from the date such damage occurred, then either Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage upon giving notice to the other Landlord at any time within thirty (30) days after Landlord gives Tenant the notice (the "Restoration Notice") containing said estimate. In the event of a Substantial Casualty, if i) Tenant has committed an uncured Event of Default; or ii) Tenant has filed a petition for relief under the Bankruptcy Code or an involuntary petition for relief has been filed against Tenant under the Bankruptcy Code, then Landlord shall have the right to terminate this Lease as of the date of such fire or other casualty at any time within thirty (30) days of the date of such fire or other casualty. Unless this Lease is terminated as provided in the preceding two sentences, Landlord shall proceed with reasonable promptness to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant. Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section to repair or to restore any portion of the alterations, additions or improvements owned or made by Tenant in the Premises or to expend for any repair or restoration amounts in excess of insurance proceeds paid to Landlord and available for repair or restoration.

         ABATEMENT OF RENT. In the event any such fire or casualty damage renders all or any portion of the Building untenantable and if this Lease is not terminated pursuant to this Article by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date Landlord tenders the Building, or portion thereof to Tenant as being ready for reoccupancy. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Building not available for occupancy from time to time bears to the entire Building. In the event of termination of this Lease pursuant to this Article, Rent shall be apportioned on a per diem basis and shall be paid to the date of the fire or casualty.

                                   ARTICLE XI
                                  CONDEMNATION

          CONDEMNATION OF ENTIRE PREMISES. If during the Term, the entire Premises or substantially all of the Premises shall be taken as the result of the exercise of the power of eminent domain (hereinafter referred to as the "Proceedings"), this Lease and all right, title and interest of Tenant hereunder shall cease and come to an end on the date of vesting of title pursuant to such Proceedings, and Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Premises or any portion thereof or its interest in this Lease.

         In any taking of the Premises, or any portion thereof, whether or not this Lease is terminated as in this Article provided, Tenant shall not be entitled to any portion of the award for the taking of the Premises or damages to the improvements or for the estate or interest of Tenant therein, all such award, damages, consequential damages and compensation being hereby assigned to Landlord and Tenant hereby waives any right it now has or may have under present or future laws to receive any separate award of damages for its interest in the Premises, or any portion thereof or its interest in this Lease, except that Tenant shall have, nevertheless, the limited right to prove in the Proceedings and to receive any award which may be made for damages to or condemnation of Tenant's trade fixtures and equipment and for relocation expenses accorded Tenant by any Laws and Regulations.

          PARTIAL CONDEMNATION/TERMINATION OF LEASE. If, during the Term less than the entire Premises, but more than 25% of the floor area of the Building, or more than 25% of the parking spaces (and Landlord is unable or unwilling to replace such parking spaces), shall be taken in any such Proceedings, this Lease shall, upon vesting of title in the Proceedings, terminate as to the portion of the Premises so taken, and either Tenant or Landlord may, at its option, terminate this Lease as to the remainder of the Premises. Such termination as to the remainder of the Premises shall be effected by notice in writing given not more than 30 days after the date of vesting of title in such Proceedings and shall specify a date not more than 30 days after the giving of such notice as the date for such termination. Upon the date specified in such notice, the Term and all right, title and interest of Tenant hereunder shall cease and come to an end. If this Lease is terminated as in this Section provided Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest under the Premises, or any portion thereof or its interest in this Lease except as otherwise provided in this Article. In the event that Tenant elects not to terminate this Lease as to the remainder of the Premises, the rights and obligations of Landlord and Tenant shall be governed by the provisions of 0 hereof.

          PARTIAL CONDEMNATION/CONTINUATION OF LEASE. In the event of any condemnation other than a condemnation described in 0 or 0 above, this Lease shall, upon vesting of title in the Proceedings, terminate as to the parts so taken and Tenant shall have no claim or interest in the award, damages, consequential damages and compensation, or any part thereof except as otherwise provided in 0. Landlord shall be entitled to and shall receive the total award made in such Proceedings. Tenant hereby assigns any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waives any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Premises, or any portion thereof, or its interest in this Lease except as otherwise provided in
0. The net amount of the award (after deduction of all costs and expenses, including attorneys' fees), shall be held by Landlord and used to restore promptly that portion of the Improvements on the Premises not so taken to a complete architectural and mechanical unit for the use and occupancy of Tenant as in this Lease provided. Landlord agrees in connection with such restoration work to apply so much of the net amount of any award (after deduction of all costs and expenses, including attorneys' fees) that may be received by Landlord in any such Proceedings for physical damage to the Improvements as a result of such taking to the costs of such restoration work thereof.

         CONTINUANCE OF OBLIGATIONS. In the event of any termination of this Lease or any part thereof, as a result of any such Proceedings, Tenant shall pay to Landlord all Base Rent and all Additional Rent and other charges payable hereunder with respect to that portion of the Premises so taken in such Proceedings with respect to which this Lease shall have terminated justly apportioned to the date of such termination. From and after the date of vesting of title in such Proceedings, Tenant shall continue to pay the Base Rent and Additional Rent and other charges payable hereunder, as in this Lease provided, to be paid by Tenant.

                                   ARTICLE VI
                          ASSIGNMENT, SUBLETTING, ETC.

         TENANT'S RIGHTS. Tenant shall not have the right to sublease or assign this Lease, or any interest therein to any sublessee or assignee, without the prior written consent of Landlord, such consent to be not unreasonably withheld. In the event of any sublease or assignment of this Lease, Tenant shall remain fully liable hereunder.

                                   ARTICLE XII
                         SUBORDINATION, NONDISTURBANCE,
                       NOTICE TO MORTGAGEE AND ATTORNMENT

          SUBORDINATION BY TENANT. This Lease and all rights of Tenant therein, and all interest or estate of Tenant in the Premises, or any portion thereof shall be subject and subordinate to the lien of any mortgage, deed of trust, security instrument or other document of like nature ("Mortgage") which at any time may be placed upon the Premises or any portion thereof by Landlord, and to any replacements, renewals, amendments, modifications, extensions or refinancings thereof and to each and every advance made under any Mortgage; provided, however, that as a condition to such subordination, the holder of such Mortgage shall agree that so long as Tenant is not in default (beyond any applicable notice, grace, and cure period) in the payment of Base Rent and Additional Rent and the performance and observance of all covenants, conditions, provisions, terms and agreements to be performed and observed by Tenant under this Lease, that such holder shall not disturb Tenant's right to quiet enjoyment under this Lease, nor the right of Tenant to continue to occupy the Premises, and all portions thereof and to conduct business thereon in accordance with the covenants, conditions, provisions, terms and agreements of this Lease. Tenant agrees at any time hereafter, and from time to time within ten (10) days after Landlord's written request therefor, to execute and deliver to Landlord any instrument that may be reasonably required for the purpose of subjecting and subordinating this Lease to the lien of any such Mortgage.

          LANDLORD'S DEFAULT. In the event of any act or omission of Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord and the mortgagee, prior written notice of such act or omission and until a 30-day period of time to allow Landlord to remedy such act or omission shall have elapsed following the giving of such notice: provided that, if Landlord's act or omission hereunder cannot, with due diligence and in good faith, be remedied within such 30-day period, then Landlord shall be allowed such further period of time as may be reasonably necessary provided that it shall have promptly commenced remedying the same and continues such remedy with due diligence and in good faith. Nothing herein contained shall be construed or interpreted as requiring any mortgagee to remedy such act or omission in the event of a Landlord default under this Lease that is not remedied in accordance with the provisions of this Section.

         ATTORNMENT. If any mortgagee shall succeed to the rights of Landlord under this Lease and to ownership of the Premises, whether through possession or foreclosure or the delivery of a deed to the Premises, then upon the written request of such mortgagee so succeeding to Landlord's rights hereunder, Tenant shall attorn to and recognize such mortgagee as Landlord under this Lease, and shall execute and deliver within ten (10) days after such mortgagee's written request therefor any instrument that such mortgagee may reasonably request to evidence such attornment (whether before or after making of the mortgage). In the event of any other transfer of Landlord's interest hereunder, upon the written request of the transferee and Landlord, Tenant shall attorn to and recognize such transferee as Tenant's landlord under this Lease and shall promptly execute and deliver within ten (10) days after such mortgagee's written request therefor any instrument that such transferee and Landlord may reasonably request to evidence such attornment.

                                  ARTICLE XIII
                       BUILDING IDENTIFICATION AND SIGNAGE

          BUILDING IDENTIFICATION AND SIGNAGE. The Building shall be called Alton Corporate Center, or such other name as Landlord shall select. As long as Tenant occupies 54,000 or more rentable square feet, Tenant, at Tenant's sole cost and expense may place a sign on the top of the Building in a location determined by Landlord identifying Collectors Universe Inc. as the occupant of the Premises; provided, however, that all such signage, if any, must be in compliance with all Laws and Regulations and with the Permitted Encumbrances, and at the end of the Term, all such signage must be removed by Tenant and any damage to the Building or the Land as a result of such removal must be restored.

                                   ARTICLE VII
                                REPORTS BY TENANT

          ANNUAL STATEMENTS. Upon request by Landlord at any time ninety (90) days after the end of the applicable fiscal year of Tenant, Tenant shall deliver to Landlord within fifteen (15) days after receipt of written request therefor a copy of its audited financial statement, including the certification of its auditor. During any period that Tenant is a publicly traded company, then Tenant will not have to supply financial statements to Landlord.

                                   ARTICLE XIV
                             CHANGES AND ALTERATIONS

          TENANT'S CHANGES AND ALTERATIONS. Tenant shall have the right to make changes and alterations to the Premises, which changes and alterations (other than changes or alterations of Tenant's movable trade fixtures and equipment) shall be made in all cases subject to the following conditions which Tenant covenants to observe and perform:

         (a) PERMITS. No change or alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal, state and federal permits and authorizations of the various governmental bodies and departments having jurisdiction thereof, and Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary, all at Tenant's sole cost and expense.

         (b) COMPLIANCE WITH PLANS AND SPECIFICATIONS. Before commencement of any change, alteration, restoration or improvement ("Work") involving in the aggregate an estimated cost of more than Ten Thousand and no/100 Dollars ($10,000.00) or which in Landlord's reasonable judgment would materially alter the mechanical, structural, or electrical systems of the Improvements, Tenant shall (i) furnish Landlord with detailed plans and specifications of the proposed change or alterations; (ii) obtain Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed (but such consent may be withheld if the change or alteration would, in the reasonable judgment of Landlord, impair the value or usefulness of the Land or Improvements, or any substantial part thereof to Landlord); (iii) obtain Landlord's prior written approval, which approval shall not be unreasonably withheld, of a licensed architect or licensed professional engineer selected and paid for by Tenant, who shall supervise any such work ("Alterations Architect or Engineer"); (iv) obtain Landlord's prior written approval, which approval shall not be unreasonably withheld, of detailed plans and specifications prepared and approved in writing by said Alterations Architect or Engineer, and of each amendment and change thereto: and (v) for Work expected to cost in excess of $10,000.00, furnish to Landlord security reasonably acceptable to Landlord that such Work will be completed, which security may include a letter of credit, certificate of deposit, a surety company performance bond issued by a surety company licensed to do business in the state in which the Premises are located or other security reasonably acceptable to Landlord in an amount equal to the estimated cost of such Work guaranteeing the completion thereof within a reasonable time thereafter (1) free and clear of all mechanic's liens or other liens, encumbrances, security interests and charged, and (2) in accordance with the plans and specifications approved by Landlord.

         (c) COMPLIANCE WITH LAWS. All Work done in connection with any change or alteration permitted under this Article shall be done promptly and in a good and workmanlike manner and in compliance with all applicable Laws and Regulations. The cost of any such change or alteration shall be paid so that the Premises and all portions thereof shall at all times be free of liens for labor and materials supplied to the Premises, or any portion thereof. Tenant shall during the performance of the Work, obtain and maintain, at its sole cost and expense, or shall require its contractor(s) to obtain and maintain (at their respective sole cost and expense) workers' compensation insurance covering all persons employed in connection with the Work and with respect to which death or injury claims could be asserted against Landlord or Tenant or against the Premises or any interest therein, together with comprehensive general liability insurance for the mutual benefit of Landlord and Tenant with limits of not less than Two Million Dollars ($2,000.00000) in the event of injury to one person, Three Million Dollars ($3,000,00000) in respect to any one accident or occurrence, and One Million Dollars ($1,000,000.00) for property damage. All such insurance shall be in a company or companies authorized to do business in the state in which the Premises are located and reasonably satisfactory to Landlord.

         (d) PROPERTY OF LANDLORD. All improvements and alterations (other than Tenant's trade fixtures and equipment and improvements, additions, or installations identified by Landlord for removal pursuant to 0(e)) made or installed by Tenant shall immediately, upon completion or installation thereof become the property of Landlord without payment therefor by Landlord, and shall be surrendered to Landlord on the expiration or earlier termination of the Term.

         (e) REMOVAL OF IMPROVEMENTS. At the time of granting approval for any changes or alterations, Landlord may require Tenant upon vacating to remove any improvements, additions or installations installed by Tenant in the Premises at Tenant's sole cost and expense, and repair and restore any damage caused by the installation and removal of such improvements, additions, or installations; provided, however, the only improvements, additions or installations which Tenant shall be required to remove shall be those specified by Landlord at the time Landlord granted its approval. All improvements, additions or installations installed by Tenant which did not require Landlord's prior approval shall be removed by Tenant as provided for in this Section, unless Tenant has obtained a written waiver of such condition from Landlord.

                                  ARTICLE VIII
                                EXTENSION OPTIONS

         OPTION TO EXTEND. Tenant shall have the right, to be exercised as hereinafter provided, to extend the Term for one periods of five (5) years (an "Extension Term") upon the following terms and conditions and subject to the following limitations:

         (f) At the respective times hereinafter set forth for the exercise of the extension option, this Lease shall be in full force and effect and there shall be no then uncured Event of Default.

         (g) Except as in this Lease otherwise specifically provided, each Extension Term shall be upon the same terms, covenants and conditions as contained in this Lease, except the annual Base Rent for each Extension Term shall be as provided in (d) below.

         (h) Tenant shall exercise its right to extend the Term for each Extension Term by notifying Landlord, in writing, of its election to exercise the right to extend the Term at least twelve (12) months prior to the expiration of the Term.

         (i) Base Rent payable during each Extension Term with respect to the Premises shall be equal to the Market Rental Rate for lease terms commencing on or about the date of commencement of the Extension Term, as determined by Landlord. As used herein "Market Rental Rate" shall mean the annual rate of rent then prevailing in the Santa Ana market for leases of improved space comparable to the Premises. In determining comparability, the following shall be considered: length of lease term, location of building, extent of tenant improvements, financial concessions then being given and any other relevant factors.

                                   ARTICLE IX
                                     PARKING

         The Building shall be designed and constructed to have four parking spaces for every 1,000 rentable square feet. Landlord shall not impose any charge on Tenant or Tenant's employees, guests or invitees for the use of parking at the Building.

         Landlord and Tenant shall work together to designate as reserved parking for Tenant one space for each 1,000 rentable square feet leased by Tenant in the Building, such parking spaces to be located in the areas most adjacent to the entrance of the Building. Landlord agrees that it will not grant to any other tenant rights to reserved parking in such area most adjacent to the Building in excess of one space per 1,000 rentable square feet leased by such other tenant(s).

                                    ARTICLE X
                           FIRST OPPORTUNITY TO LEASE

         During the Term, in the event that Landlord is about to enter into negotiations to lease space in the Building to a third party, Landlord shall notify Tenant in writing of such event and the date such space is available for addition to the Premises ("Effective Date"). Tenant shall have and is hereby granted the right to add such space to the Premises on the Effective Date on all of the terms, covenants, and conditions of this Lease, except as provided in Landlord's notice to the contrary, and except that Base Rent for such space shall be at the rate specified by Landlord at the time it notifies Tenant of the availability of such space. Tenant shall have seven (7) days from the date of delivery of such notice to notify Landlord of Tenant's acceptance of such offer to add all or such portion of such space to the Premises on the Effective Date. In the event Tenant notifies Landlord that it declines to accept such offer ("Rejection Notice"), or does not so notify Landlord within seven (7) days of its acceptance of such offer, Landlord may, for a period of two hundred seventy
(270) days following the date of receipt by Landlord of the Rejection Notice, or if a Rejection Notice is not sent to Landlord, at the end of said seven (7) day period, lease such portion of such space to any third party on terms and conditions which may be different from but are substantially economically equivalent to, those offered to Tenant, and if Landlord so leases such space Tenant shall have no further right or interest in such space. In the event such portion of such space is not leased within said two hundred seventy (270) day period, or is about to be offered on terms and conditions which are not substantially economically equivalent to those initially offered to Tenant, Landlord again shall offer such portion of such space to Tenant as provided in this Section and Tenant again shall have the right to add such portion of the First Offer Space to the Premises as provided in this Section. In the event Tenant accepts any such offer, Landlord and Tenant shall promptly enter into and execute a lease amendment adding such space to the Premises on the terms and conditions provided herein, which amendment shall be in form and substance mutually and reasonably acceptable to Landlord and Tenant.

         If on the date of exercise of Tenant's acceptance of Landlord's offer there shall be a material default by Tenant in the performance of any of the terms, covenants or conditions contained in the Lease which is not cured within any applicable cure period provided herein, Landlord shall have the option within 30 days, on written notice to Tenant, to declare Tenant's acceptance of such offer and the addition of such portion of such space to the Premises void and of no effect.

                                   ARTICLE XI
                                MOVING ALLOWANCE

         Landlord shall pay to Tenant an allowance (the "Moving Allowance") in the amount of seventy-five thousand dollars ($75,000.00) to reimburse to Tenant costs and expenses incurred by Tenant in connection with moving its business operations from their current location(s) to the Premises. The Moving Allowance shall be paid to Tenant by Landlord upon Tenant's occupancy of the Premises and the commencement of the payment of Base Rent by Tenant.

                                   ARTICLE XII
                       RIGHT OF FIRST REFUSAL TO PURCHASE

         RIGHT OF FIRST REFUSAL. Tenant shall have a one-time right of first refusal ("Refusal Right") to purchase the Land and Building on the terms and conditions contained in this Article. The Refusal Right shall be effective beginning with the date hereof and continuing throughout the Term (the "Refusal Period") until terminated as provided herein.

         PROCESS. In the event Landlord desires to sell or market for sale the Land and Building during the Refusal Period, then prior to selling or marketing for sale, Landlord shall send written notice to Tenant (a "Refusal Price Notice") stating the price (a "Refusal Price") at which Landlord would sell the Land and Building to Tenant. Within seven (7) days of Tenant's receipt of the Refusal Price Notice, Tenant shall notify Landlord in writing (a "Refusal Acceptance Notice" or a "Refusal Rejection Notice") whether it accepts or rejects the purchase of the Land and Building at the Refusal Price. During such seven (7) day period, Landlord will not enter into a binding agreement to sell the Land and Building to a third party purchaser. If Tenant rejects the purchase of the Land and Building at the Refusal Price, then Landlord shall be free to sell the Land and Building for a price equal to or greater than ninety-five percent (95%) of the last offered Refusal Price. During the Refusal Period, Landlord may not sell or agree to sell the Land and Building for less than ninety-five percent (95%) of the last offered Refusal Price under this Article without again offering the Land and Building to Tenant under this Article for such lower price. If Tenant rejects the purchase of the Land and Building, and Landlord then sells the Land and Building to a third party, Tenant shall have no further rights under this Article.

         SALE PROCESS. If Tenant accepts the purchase of the Land and Building, then Tenant with its notice of acceptance shall deliver to Landlord by certified or cashier's check $500,000 in earnest money. The closing of the sale of the Land and Building to Tenant (the "Refusal Closing") shall occur on a date mutually acceptable to Landlord and Tenant, but in no event later than ninety
(90) days after the date of the Refusal Acceptance Notice.

         TRANSFER TO AFFILIATES. Landlord shall at all times have the right to sell, convey or otherwise transfer the Land and Building to an affiliate of Landlord without Tenant having any right to purchase the Land and Building under the provisions of this Article. An "affiliate" of one entity shall mean any other entity controlling, controlled by or under common control with such entity.

                                  ARTICLE XIII
                                SECURITY DEPOSIT

         SECTION XIII.1    DEFINITIONS.

         (a) "Security Deposit" shall mean cash, or at the option of Tenant, an irrevocable standby letter of credit issued in such form and by such bank or other institution as shall be acceptable to Landlord in Landlord's reasonable discretion, in the amount of six months Base Rent hereunder calculated at the rate of $1.40 per rental square foot per month. The Security Deposit shall be paid by Tenant to Landlord upon substantial completion of the core and shell of the Building, but in any event prior to the commencement of construction of tenant improvements.

         (b) If, on the date that the Security Deposit would be otherwise due hereunder or thereafter, Tenant has achieved a tangible net worth of at least $9,000,000, then the Security Deposit shall not be deposited or shall be returned to Tenant. If, at any time thereafter, Tenant fails to maintain a tangible net worth of at least $9,000,000 then Tenant shall immediately deposit or redeposit the Security Deposit with Landlord.

         SECURITY DEPOSIT. Tenant hereby agrees to deposit with Landlord the Security Deposit, as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder.

         RETURN OF SECURITY DEPOSIT. If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant without interest at the time provided herein. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Security Deposit, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Security Deposit. In such event, upon the return of the Security Deposit, or the remaining balance thereof to the original Tenant, Landlord shall be completely relieved of liability under this Article XXVI or otherwise with respect to the Security Deposit.

         FORFEITURE OF SECURITY DEPOSIT. If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of (i) any Rent or other sums of money which Tenant may not have paid when due, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, and/or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including, without limitation, any damage or deficiency in or from the reletting of the Premises. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Security Deposit) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten (10) days after the written demand therefor is made by Landlord, to deposit cash or a replacement letter of credit with Landlord in an amount sufficient to restore the Security Deposit to its original amount.

         TRANSFER OF SECURITY DEPOSIT TO TRANSFEREES AND MORTGAGEES. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Land and the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Security Deposit to the transferee or mortgagee. Upon such transfer or assignment, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such Security Deposit and Tenant shall look solely to such transferee or assignee for the return of the Security Deposit.

                                   ARTICLE XIV
                             COMMUNICATION EQUIPMENT

         Tenant shall have the right at any time during the Term, at Tenant's expense, but without payment of Rent therefor to Landlord, to locate on the roof of the Building one or more telecommunication dishes. Tenant shall submit plans for such dish and the names of the contractors who will be installing such dish, all of which shall be subject to Landlord's reasonable approval. The dish shall be screened so as not to be visible from the ground in accordance with Landlord's reasonable requirements. Tenant shall pay all costs related to the installation, operation and maintenance of such dish, including without limitation, the cost of any structural modifications to the Building made by Landlord and necessary, in the opinion of Landlord's structural engineer, to accommodate the dish. Tenant shall maintain the dish and shall and hereby does indemnify and defend Landlord from and against all loss, cost, liability and expense arising out of or in connection with the installation, operation, maintenance or removal of any such dish. Tenant shall, at Landlord's option, remove the dish at the expiration of the Term. Tenant shall secure all zoning and regulatory approvals necessary for the dish, at its expense.

                                   ARTICLE XV
                                  SECURED AREA

         SECURED AREA. Notwithstanding anything contained in this lease to the contrary, Tenant may, if Tenant complies with 0 below, provide its own locks to areas within the Premises (individually a "Secured Area" and collectively the "Secured Areas"). Tenant need not furnish Landlord with keys to the Secured Areas, but at the termination of the Term, Tenant shall surrender all such keys to Landlord. If Landlord reasonably determines that an emergency or other situation exists in the Building or the Premises, including without limitation, a fire, flood or earthquake, requiring Landlord to gain access to a Secured Area, then Landlord may forcibly enter such Secured
Area. In such event, Landlord shall have no liability whatsoever to Tenant to repair or reconstruct any entrance, corridor or other door or other portions of the Premises or the Secured Area damaged as a result of the forcible entry by Landlord. Notwithstanding the foregoing, Landlord shall make a reasonable effort to contact Tenant or its representative to secure access to such Secured Area prior to a forcible entry. Landlord shall have no obligation to provide janitorial, maintenance or any other services to any of the Secured Areas if Landlord must have access to the Secured Area to perform such service.

         TENANT NOTICE. Tenant may designate an area of the Premises as a Secured Area by giving ten (10) days prior written notice to Landlord showing the Secured Area and the name of a representative of Tenant to be contacted and the manner of contact to avoid a forcible entry as described in Section 28.1 above. Tenant may revoke its designation of an area of the Premises as a Secured Area by giving ten (10) days prior written notice to Landlord and delivering to Landlord copies of the keys to the locks restricting access to such area.

                                   ARTICLE XVI
                                  MISCELLANEOUS


          ENTRY BY LANDLORD. Tenant agrees to permit Landlord and authorized representatives of Landlord to enter upon the Premises upon prior notice to Tenant (except in case of emergency where no notice is required) at all reasonable times during ordinary business hours for the purpose of inspecting the Premises, making any necessary repairs, and performing such other tasks as may be Landlord's obligation under this Lease. Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work, keep and store upon the Premises all necessary materials, tools and equipment, provided that Landlord in so keeping and storing shall use reasonable efforts not to interfere with Tenant's use of the Premises for any and all of the uses permitted hereunder. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in or about the Premises, or on account of bringing material, supplies and equipment into, upon or through the Premises during the course thereof and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

          EXHIBITION OF PREMISES. Upon prior written notice delivered to Tenant at least 24 hours before such entry, Landlord is hereby given the right during normal business hours at any time during the Term to enter upon the Premises and to exhibit the same for the purpose of mortgaging or selling the same. During the final year of the Term, Landlord shall be entitled to display on the Premises, in such manner as to not unreasonably interfere with Tenant's business, signs indicating that the Premises are for rent or sale. Tenant agrees that such signs may remain unmolested upon the Premises and that Landlord may, subject to the prior written notice required hereunder, exhibit the Premises to prospective tenants during said period.

          INDEMNIFICATION. To the fullest extent allowed by law and subject to the terms of this Lease, Tenant shall at all times indemnify, defend and hold Landlord and Landlord's shareholders, employees and managing agent harmless against and from any and all claims, costs, liabilities, actions and damages (including, without limitation, reasonable attorneys' fees and costs) by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management, or from any work or things whatsoever done in or about the Premises, and will further indemnify, defend and hold Landlord harmless against and from any and all claims arising during the Term from any condition of the Premises, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, its agents, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused by any person, firm or corporation occurring during the Term, in or about the Premises, and from and against all costs, attorney's fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord; provided, however, that such indemnity, obligation to defend and hold harmless, and waiver shall not extend to any claim, cost, liability, action, damage, or other instance of any kind arising out of the negligent or intentionally wrongful act(s) or omission(s) of Landlord (including its shareholders, employees, managing agent, frequenters, licensees, and agents of every kind) or out of any breach by the same of this Lease unless the same is covered by insurance maintained or required to be maintained by Tenant hereunder. Tenant's obligations under this Section shall be insured by contractual liability endorsement on Tenant's policies of insurance required under the provisions of 0 hereof.

         NOTICES. All notices, demands and requests which may be or are required to be given, demanded or requested by either party to the other shall be in writing. All notices, demands and requests shall be sent by United States registered or certified mail, postage prepaid or by an independent overnight courier service, addressed as follows:

         To Landlord:                        ORIX Searles Santa Ana Venture
                                             c/o ORIX Santa Ana, Inc.
                                             c/o ORIX Real Estate Equities
                                             100 North Riverside Plaza
                                             Suite 1400
                                             Chicago, Illinois 60606
                                             Attn:  James H. Purinton

         With a copy to:                     Alton SA, L.L.C.
                                             c/o Searles Devcorp
                                             1936 East Deere Avenue
                                             Suite 216
                                             Santa Ana, California 92705
                                             Attn:  Robert J. Searles

         With a copy to:                     Foley & Lardner
                                             One IBM Plaza
                                             330 North Wabash Street
                                             Suite 3300
                                             Chicago, Illinois 60611
                                             Attn:  Wesley N. Becker


         To Tenant                           Collectors Universe
                                             700 East Alton
                                             Santa Ana, California 92705
                                             Attn:  Gary Patten
         With a copy to:                     __________________________
                                             __________________________
                                             __________________________
                                             __________________________
                                             Attn: ___________________
or to such other person or place as Landlord or Tenant, respectively, may from time to time designate by written notice to the other. Notices, demands and requests which shall be served upon Landlord by Tenant, or upon Tenant by Landlord, in the manner aforesaid, shall be deemed to be sufficiently served or given for all purposes hereunder at the time such notice, demand or request is received, if delivered by mail, or one (1) business day after delivery to an independent overnight courier service.

          QUIET ENJOYMENT. Landlord covenants and agrees that, so long as no Event of Default shall have occurred and be continuing, Tenant shall lawfully and quietly hold, occupy and enjoy the Premises (subject to the provisions of this Lease) during the Term without hindrance or molestation by Landlord or by any person or persons claiming by, through or under Landlord.

          LANDLORD'S CONTINUING OBLIGATIONS. The term "Landlord," as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers or conveyance, the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations. The covenants and obligations contained in this Lease on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to Tenant. The covenants and obligations contained in this Lease on the part of Landlord, subject to the aforesaid, shall be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of ownership.

          ESTOPPEL. Landlord and Tenant shall, each without charge at any time and from time to time, within fifteen (15) days after written request by the other party, certify (if such in fact be the case) by written instrument, duly executed, acknowledged and delivered to any mortgagee, assignee of a mortgagee, proposed mortgagee, or to any purchaser or proposed purchaser, or to any other person dealing with Landlord, Tenant or the Premises who may reasonably require such an instrument that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications):

         (j) the dates to which the Base Rent or Additional Rent have been paid in advance:

         (k) whether or not there are then existing any breaches or defaults by such party or the other party known by such party under any of the covenants, conditions, provisions, terms or agreements of this Lease, and specifying such breach or default, if any, or any setoffs or defenses against the enforcement of any covenant, condition, provision, term or agreement of this Lease (or of any guaranties) upon the part of Landlord or Tenant (or any guarantor), as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

         (l) such other statements or certificates as Landlord, Tenant or any mortgagee may reasonably request.

         It is the intention of the parties hereto that any statement delivered pursuant to this Section may be relied upon by the person to whom such statement is addressed.

          SEVERABILITY. If any covenant, condition, provision, term or agreement of this Lease shall, to any extent, be held invalid or unenforceable, the remaining covenants, conditions, provisions, terms and agreements of this Lease shall not be affected thereby, but each covenant, condition, provision, term or agreement of this Lease shall be valid and in force to the fullest extent permitted by law.

         SUCCESSORS AND ASSIGNS. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant and its permitted successors and assigns.

         CAPTIONS. The caption of each Article and Section of this Lease is for convenience of reference only, and in no way defines, limits or describes the scope or intent of such Article or Section of this Lease.

         RELATIONSHIP OF PARTIES. This Lease does not create the relationship of principal and agent, or of partnership or joint venture, between Landlord and Tenant.

         ENTIRE AGREEMENT. All preliminary and contemporaneous negotiations are merged into and incorporated in this Lease. This Lease together with the Exhibits contains the entire agreement between the parties and shall not be modified or amended in any manner except by an instrument in writing executed by the parties hereto.

         NO MERGER. There shall be no merger of this Lease or the leasehold estate created by this Lease with any other estate or interest in the Premises by reason of the fact that the same person, firm, corporation or other entity may acquire, hold or own directly or indirectly, (a) this Lease or the leasehold interest created by this Lease or any interest therein, and (b) any such other estate or interest in the Premises, or any portion thereof. No such merger shall occur unless and until all persons, firms, corporations or other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created thereby, and (2) any such other estate or interest in the Premises, or any portion thereof, shall join in a written instrument expressly effecting such merger and shall duly record the same.

         SURRENDER OF PREMISES. At the expiration of the Term, Tenant shall surrender the Premises in the same condition as the same were in upon delivery of possession thereto at the Commencement Date, reasonable wear and tear, and damage by fire or other casualty, condemnation or alterations not to be restored by Tenant hereunder excepted, and shall surrender all keys to the Premises to Landlord at the place then fixed for the payment of Base Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any. Tenant shall at such time remove all of its property therefrom and all alterations and improvements placed thereon by Tenant to the extent required to do so under the terms of this Lease. Tenant shall repair any damage to the Premises caused by such removal. All property that Tenant is required to but fails to remove may be removed and/or disposed of by Landlord and Tenant shall indemnify, defend and hold Landlord harmless against loss or liability resulting from the delay by Tenant in so surrendering the Premises, including, without limitation any claim made by any succeeding occupant founded on such delay. All other property not so removed shall become the exclusive property of Landlord. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.

         HOLDING OVER. In the event Tenant remains in possession of the Premises after expiration of this Lease, and without the execution of a new lease, it shall be deemed to be occupying the Premises as a tenant from month to month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Base Rent shall be escalated to 150% of the then current Base Rent for the Premises.

         LANDLORD APPROVALS. Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any Work in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any reason, purpose or condition, but such approval shall merely be the consent of Landlord, as may be required hereunder, in connection with such Work relating to the Premises in accordance with such drawings, plans and specifications.

         SURVIVAL. All obligations (together with interest or money obligations at the Maximum Rate of Interest) accruing prior to expiration of the Term shall survive the expiration or other termination of this Lease.

         ATTORNEYS' FEES. In the event of any litigation or judicial action in connection with this Lease or the enforcement thereof, the prevailing party in any such litigation or judicial action shall be entitled to recover all costs and expenses of any such judicial action or litigation (including, but not limited to, reasonable attorneys' fees and expenses) from the other party.

         LANDLORD'S LIMITED LIABILITY. Tenant agrees to look solely to Landlord's interest in the Premises for recovery of any judgment from Landlord, it being agreed that Landlord (and if Landlord is a partnership, its partners, whether general or limited, and if Landlord is a corporation, its directors, officers or shareholders) shall never be personally liable for any personal judgment or deficiency decree or judgment against it.

         BROKER. Tenant and Landlord, respectively, represent that they have dealt directly with and only with Lee & Associates in connection with this Lease and that no other broker has negotiated or participated in negotiations of this Lease or is entitled to any commission in connection therewith. Tenant shall indemnify and hold Landlord harmless from and against any and all commissions, fees and expenses and all claims therefor by any other broker, salesman or other party claiming a commission, fee, or expense by reason of its efforts on behalf of the Tenant with respect to the Lease, and Landlord shall indemnify and hold Tenant harmless from and against any and all commissions, fees, and expenses and all claims therefor by any other broker, salesman or other party claiming a commission, fee, or expense by reason of its efforts on behalf of Landlord with respect to the Lease.

         GOVERNING LAW. This Lease shall be governed by the laws of the State of California. All covenants, conditions and agreements of Tenant arising hereunder shall be performable in the county wherein the Premises are located. Any suit arising from or relating to this Lease shall be brought in the county wherein the Premises are located, and the parties hereto waive the right to be sued elsewhere.

         TIME IS OF THE ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

         AUTHORITY. Landlord and Tenant each hereby represent and warrant to the other that those persons executing this Lease on its behalf are duly authorized to do so and that this Lease is binding upon them in accordance with its terms.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be duly executed as of the day and year first above written.

                                    TENANT:

                                    COLLECTORS UNIVERSE INC.



                          By:       _________________________________
                                    Its:_____________________________

                                    LANDLORD:

                                    ORIX SEARLES SANTA ANA VENTURE

                          BY:       ORIX Santa Ana, Inc.,
                                    an Illinois corporation


                          By:       _________________________________
                                    James H. Purinton
                                    President and CEO

                          BY:       Alton SA, L.L.C.,
                                    a California corporation


                          By:       _________________________________
                                    Robert J. Searles
                                    Its:_____________________________

                                    EXHIBIT A

                                Legal Description


Parcel 4, of Parcel Map No. 87-320 in the City of Santa Ana, County of Orange, State of California as per map filed in Book 229, Pages 10 to 14 inclusive, of Parcel Maps, in the Office of the County Recorder of Said County.

The parties acknowledge that the above-described land may be divided into two or more parcels. In such event the new legal description for the parcel containing the Building shall be substituted for the above legal description.

                                    EXHIBIT B

                               Exhibit A - page 1

                                   Exhibit C

                      Schedule of Plans and Specifications



                               Exhibit B - page 1

                                    EXHIBIT D

                              Construction Schedule

                               Exhibit C - page 1

                                    EXHIBIT E

                                   Workletter

         This is the Work Letter referred to in the foregoing Lease (the "Lease") wherein Collectors Universe, Inc. ("Tenant") has agreed to lease certain space from ORIX Searles Santa Ana Venture ("Landlord"), at the building (the "Building") to be located in Santa Ana, California as more particularly described in the Lease. All capitalized terms used herein shall have the respective meanings assigned to them in the Lease or in this Work Letter.

         Landlord and Tenant agree as follows:

I. Tenant Improvement Allowance. Landlord shall provide to Tenant a Tenant Improvement Allowance of $30.00 per rentable square foot of the Premises (the "Tenant Improvement Allowance") for the purpose of paying the costs of constructing and refurbishing the Premises per the construction drawings, plans and specifications (the "Plans") to be prepared by an architect selected by Tenant and approved by Landlord ("Tenant's Architect"). The buildout of the Premises in accordance with the Plans and the material, hardware and equipment to be incorporated into the Premises pursuant to the Plans, are herein collectively referred to as the "Work." The general contractor that constructs the core and shell of the Building (the "General Contractor") shall perform the Work.

II. Preparation of the Plans. Tenant will deliver to landlord by the date provided therefore in the Schedule a full and complete set of Plans prepared by Tenant's Architect. The Plans shall include all architectural, mechanical, plumbing and engineering drawings and other construction related plans necessary for the completion of the Work and for obtaining a building permit. The Plans shall outline in detail the scope and nature of the Work. Tenant shall pay all costs associated with preparation of the Plans and, upon taking occupancy of the Premises, Tenant may elect for Landlord to reimburse Tenant for the costs incurred in connection with the preparation of the Plans out of the Tenant Improvement Allowance. Upon completion of the Plans, Tenant shall submit the Plans to Landlord for Landlord's review. Landlord shall consent to the Work outlined in the Plans or deny such consent within ten (10) business day of Landlord's receipt of the Plans. If Landlord denies such consent, Landlord shall provide Tenant with a written statement outlining Landlord's reason for objecting to the Plans. Tenant shall then cause Tenant's Architect to revise the Plans and resubmit such Plans to Landlord within ten (10) business days of Tenant's receipt of Landlord's objections to the Plans, at which time Landlord will inform Tenant as to the number of days that Tenant's requested revisions to the Plans will delay the estimated time of completion of the Work. Landlord shall cooperate with Tenant regarding Tenant's revision of the Plans. Landlord shall deny or grant Landlord's consent to the revised Plans within ten (10) business days of receipt of the revised Plans. This process shall be repeated until such time as Landlord and Tenant reach agreement on the Plans. Without limitation, Landlord's denial of such consent shall be deemed reasonable if the Work outlined in the Plans: (i) violates any building code, law, permit, court order, rule, regulation, or other governmental requirement; (ii) includes Work which would increase the cost of, or make unavailable, any insurance policy applicable to the Building; (iii) would, in Landlord's reasonable judgment, decrease the value of the Premises; (iv) would unreasonably interfere with other tenants' use of the Buildings; or (v) would, in Landlord's reasonable judgment, reduce the marketability of the Premises. Upon Landlord's grant of such consent to the Work outlined in the Plans, Landlord shall promptly file the Plans with the appropriate governmental agencies. The cost of the Work, in addition to other costs otherwise included herein, shall include all fees paid to any governmental entity reviewing or filing the Plans, fees paid to any person performing expediting services or fees paid to any contractor or agent of Landlord for expenses incurred in submitting, explaining, reproducing, or otherwise in connection with the process of governmental review of the Plans.

III. Contracting for the Work. Following Landlord's consent to the Plans, Landlord shall solicit a bid for the Work from the General Contractor. Following receipt of a response to such solicitation, Landlord shall notify Tenant of: (a) the estimated cost of the Work (the "Cost Estimate"); and (b) the expected time of substantial completion (the "Estimated

                               Exhibit D - page 1

Completion Date"). Tenant shall then notify Landlord, within five (5) days and in writing, of Tenant's approval of the cost of the Work, and of the Estimated Completion Date. Concurrently with the delivery of such notice, Tenant shall deliver to Landlord an amount equal to the difference between the Tenant Improvement Allowance and the Cost Estimate (the "Overage Payment") which Overage Payment Landlord shall apply to the cost of the Work prior to Landlord applying the Tenant Improvement Allowance to the cost of the Work. Following receipt by Landlord of such notice of Tenant's approval, the Overage Payment and all necessary building permits and consents from the applicable governmental authorities, Landlord shall cause the General Contractor to commence the Work. If Tenant properly delivers notice that Tenant does not approve the cost of the Work or of the Estimated Completion Date, Landlord shall cause the General Contractor not to commence the Work and Tenant shall pay any additional costs of the Work which arise as the result of Landlord delaying the General Contractor from commencing the Work. The payment of Rent shall not abate or be affected or deferred on account of any delay in substantially completing the Work, to the extent that such delay results from:

     (a) Tenant's failure to furnish the Plans in accordance with the Schedule and the requirements set forth in Section II;

     (b) Tenant's failure to approve the cost of the Work or the Estimated Completion Date as specified in this Section III;

     (c) Tenant's changes in the Plans or requests for Additional Work after Tenant's and Landlord's approval of the Plans (notwithstanding Landlord's approval of such changes);

     (d) The performance of any work by Tenant or any person, firm or corporation employed by Tenant;

     (e) Tenant's failure to deliver the Overage Payment; or

     (f) Any default by Tenant or its agents in Tenant's performance of its obligations under this Agreement or the Lease;

IV. Additional Work. If Tenant wishes Landlord, prior to the Commencement Date, but subsequent to the date that the Plans are approved by Landlord and Tenant, to build out the Premises and incorporate material, hardware and equipment into the Premises in excess of the Work provided for in the Plans as finally approved by Landlord and Tenant (such excess buildout, materials, hardware and equipment items are herein referred to collectively as "Additional Work"), Tenant shall cause Tenant's Architect to amend the Plans, so as to provide the Additional Work, and submit such Plans to Landlord for Landlord's consent which consent shall not be unreasonably withheld. If Landlord consents to the Additional Work being incorporated into the Plans, Landlord shall obtain from the General Contractor an estimate of the cost of the Additional Work and a statement estimating in days any delay in the Estimated Completion Date that the Additional Work will cause. If Tenant desires Landlord to cause the General Contractor to perform the Additional Work, Tenant shall approve such estimated price and delay within five (5) business days after Landlord submits such estimated price and delay in the Estimated Completion Date to Tenant. Concurrently with providing such approval, Tenant shall increase the Overage Payment to the extent necessary to pay for the Additional Work. If Tenant fails to so deliver such approval or to increase the Overage Payment, Tenant shall be deemed to have abandoned its request for such Additional Work. Tenant acknowledges that the cost of the Additional Work shall be included in the cost of the Work.

V. Access by Tenant Prior to Completion of Work and Additional Work. Landlord will permit Tenant and Tenant's agents, suppliers, contractors and workmen to enter the Premises prior to the completion of all Work to be performed by Landlord and its contractors to enable Tenant to install furniture or do such other things as may be required by Tenant to make the Premises ready for Tenant's occupancy, provided that Tenant and its agents, contractors, workmen and suppliers and their activities in the Premises and Building will not unreasonably

                               Exhibit D - page 2
interfere with or delay the completion of the Work to be done by Landlord and will not interfere with other activities of Landlord or occupants of the Building. Prior to any such agents, suppliers, contractors or workmen entering the Premises, Tenant shall notify Landlord of the type of work to be performed, the scheduling of such work and the identity of the parties doing such work. Landlord shall have the right, on notice to Tenant, to cause Tenant or any such agent, contractor, workman or supplier to leave the Premises and the Building if Landlord determines that such interference or delay has been or may be caused or that damage to the Building has been or may be caused. Without limiting the foregoing, Tenant acknowledges that Landlord may, at its discretion, bar the entry of any such agent, contractor, workman or supplier if such entry would cause labor problems or labor disharmony at the Building. Tenant agrees that any such entry into the Premises shall be at Tenant's own risk and Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property or Tenant's installations made in the Premises and Tenant agrees to protect, defend, indemnify and save harmless Landlord, its affiliates, beneficiaries, partners and their respective agents from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises. In addition, if requested by Landlord, prior to the initial entry to the Premises by Tenant and by each contractor or subcontractor for Tenant, Tenant shall furnish Landlord with policies of insurance covering Landlord as an insured party with such coverages and such amounts as Landlord may then reasonably require in order to insure Landlord against liability for injury or death or damage to the property of Landlord or its tenants by reason of such entry and any activity or work carried on in or about the Premises.

VI. Substantial Completion and Completion of Punchlist Items. Possession of the Premises shall be tendered to Tenant by Landlord on the Commencement Date if Landlord has substantially completed its express obligations under this Workletter. Landlord's obligations shall not be deemed incomplete if only insubstantial details of construction, decoration or mechanical adjustments remain to be done. The determination of Landlord's architect or interior space planner for the Building shall be final and conclusive on Tenant as to whether such obligations have been substantially completed. Tenant's taking possession of any portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when the Tenant took possession, except as to defects contained on a punch list to be prepared and signed by Landlord and Tenant based on an inspection made prior to the date on which Tenant takes possession of such portion of the Premises, provided, however, that if the Premises are not available to Tenant for such inspection prior to the date on which Tenant takes possession, such punch list shall be prepared and signed by Landlord and Tenant within seven (7) days after Tenant takes possession of such portion of the Premises. Landlord shall promptly correct all defects noted on such agreed punch list. No promise of the Landlord to construct, alter, remodel or improve the Premises or the Building and no representation by Landlord or its agents respecting the condition of the Premises or the Building have been made to Tenant or relied upon by Tenant other than as may be contained in this Lease.

                                     TENANT:

                                     COLLECTORS UNIVERSE INC.


                                         /s Gary Patton
                                     By:________________________________
                                         Chief Financial Officer
                                     Its:_______________________________

                                     LANDLORD:

                                     ORIX SEARLES SANTA ANA VENTURE

                                     BY:      ORIX Santa Ana, Inc.,
                                              an Illinois corporation


                               Exhibit D - page 3

                                         /s/ James H. Purinton
                                     By:____________________________
                                     James H. Purinton
                                     President and CEO



                               Exhibit D - page 4

                                     BY:      Alton SA, L.L.C.,
                                              a California corporation

                                          /s/ Robert J. Searles
                                     By:_______________________________
                                              Robert J. Searles
                                              Its:_____________________

                               Exhibit D - page 5

                                    EXHIBIT A

                                    Base Rent



Initial Base Rent Per Month:  $1.40/RSF

                                ------------------------ --------------------------
                                Lease Month                      Monthly Base Rent
                                ------------------------ --------------------------

                                  0-3                                $  0.00
                                ------------------------ --------------------------

                                  4-15                                  1.40
                                ------------------------ --------------------------

                                  16-27                                 1.435
                                ------------------------ --------------------------

                                  28-39                                 1.47
                                ------------------------ --------------------------

                                  40-51                                 1.50
                                ------------------------ --------------------------

                                  52-63                                 1.545
                                ------------------------ --------------------------

                                  64-75                                 1.58
                                ------------------------ --------------------------

                                  76-87                                 1.62
                                ------------------------ --------------------------

                                  88-99                                 1.66
                                ------------------------ --------------------------

                               Exhibit E - page 1